UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund:    Managed Account Series

Global SmallCap Portfolio

Mid Cap Value Opportunities Portfolio

BlackRock U.S. Mortgage Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, Managed Account Series, 55 East

             52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 04/30/2013

Date of reporting period: 04/30/2013

Item 1 – Report to Stockholders

APRIL 30, 2013

ANNUAL REPORT	BLACK ROCK®

Managed Account Series

„  BlackRock U.S. Mortgage Portfolio

„  Global SmallCap Portfolio

„  Mid Cap Value Opportunities Portfolio

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

2	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Dear Shareholder

About this time one year ago, financial market activity was dominated by concerns about Europe’s debt crisis. Investors were also discouraged by gloomy economic reports from various parts of the world, particularly in China. As the outlook for the global economy worsened, however, investors grew increasingly optimistic that the world’s largest central banks would intervene to stimulate growth. This theme, along with the European Central Bank’s (“ECB’s”) firm commitment to preserve the euro currency bloc, drove most asset classes higher through the summer of 2012. In early September, the ECB announced its sovereign bond-buying program designed to support the region’s debt-laden countries. Days later, the US Federal Reserve announced its own much-anticipated stimulus package.

Although financial markets world-wide were buoyed by these aggressive policy actions, risk assets weakened in the fall of 2012. Global trade slowed as many European countries fell into recession and growth continued to decelerate in China. In the United States, stocks slid on lackluster corporate earnings and volatility rose in advance of the US Presidential election. In the post-election environment, investors became more concerned about the “fiscal cliff,” the automatic tax increases and spending cuts that had been scheduled to take effect at the beginning of 2013. High levels of global market volatility persisted through year-end due to fears that bipartisan gridlock would preclude a timely resolution, putting the US economy at high risk for recession. Ultimately, the worst of the fiscal cliff was averted with a last-minute tax deal, although decisions relating to spending cuts and the debt ceiling were postponed, leaving lingering uncertainty.

Investors shook off the nerve-wracking finale to 2012 and the New Year began with a powerful relief rally. Money that had been pulled to the sidelines amid year-end tax-rate uncertainty poured back into the markets in January. Key indicators signaling modest but broad-based improvements in the world’s major economies underpinned the rally. Underlying this aura of comfort was the absence of negative headlines out of Europe. Against this backdrop, global equities surged through January while rising US Treasury yields pressured high quality fixed income assets (as prices move in the opposite direction of yields).

However, bond markets regained strength in February (as yields once again dropped) when global economic momentum slowed and investors toned down their risk appetite. International stock markets weakened amid a resurgence of macro risk out of Europe. A stalemate presidential election in Italy was a reminder that political instability continued to plague the eurozone and a severe banking crisis in Cyprus underscored the fragility of the broader European banking system. In the United States, stocks continued to rise, but at a more moderate pace. Investors grew more cautious given uncertainty as to how long the central bank would continue its stimulus programs. How government spending cuts would impact the already slow economic recovery was another concern. But improving labor market data and rising home prices boosted sentiment in March, pushing major US stock indices to all-time highs. Investors scaled back their enthusiasm in April due to a series of disappointing economic reports. On the whole, US stocks have performed well thus far in 2013 as the US economy demonstrated enough resilience to allay fears of recession, but growth has remained slow enough to dissuade the US Federal Reserve from changing its stance.

Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment. For the 6- and 12-month periods ended April 30, 2013, US and international stocks and high yield bonds posted strong gains. Emerging market equities lagged the rally as the uneven pace of global growth raised doubts that developing economies could thrive in the near term. US Treasury yields were highly volatile over the past 12 months, although they continue to remain low from a historical perspective. US Treasury and investment-grade bonds generated modest returns in this environment, while tax-exempt municipal bonds benefited from favorable supply-and-demand dynamics. Near-zero short term interest rates continued to keep yields on money market securities near their all-time lows.

Market conditions have improved over the past couple of years, but investors still remain highly uncertain and many of the old ways of investing no longer work. That’s why the new world of investing calls for a new approach. One that seeks out more opportunities in more places across a broader array of investments in a portfolio designed to move freely as the markets move up and down. Visit www.blackrockplan.com to learn more about how to take action.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“Despite continued headwinds for global growth, risk assets have rallied, driven largely by investors seeking meaningful yields in the ongoing low-interest-rate environment.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2013
	6-month	12-month
US large cap equities (S&P 500® Index)	14.42%	16.89%
US small cap equities (Russell 2000® Index)	16.58	17.69
International equities (MSCI Europe, Australasia, Far East Index)	16.90	19.39
Emerging market equities (MSCI Emerging Markets Index)	5.29	3.97
3-month Treasury bill (BofA Merrill Lynch 3-Month US Treasury Bill Index)	0.06	0.12
US Treasury securities (BofA Merrill Lynch 10- Year US Treasury Index)	1.52	5.07
US investment grade bonds (Barclays US Aggregate Bond Index)	0.90	3.68
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.01	5.74
US high yield bonds (Barclays US Corporate High Yield 2% Issuer Capped Index)	7.26	13.95

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of April 30, 2013	BlackRock U.S. Mortgage Portfolio

Investment Objective

BlackRock U.S. Mortgage Portfolio’s (the “Fund”) investment objective is to seek high total return.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended April 30, 2013, the Fund outperformed its benchmark, the Barclays US Mortgage-Backed Securities Index.

What factors influenced performance?

•

The largest contributor to performance was the Fund’s exposure to non-agency residential mortgage-backed securities (“MBS”), which are not represented in the benchmark index. During the 12-month period, the non-agency residential MBS sector benefited from the stabilization and, ultimately, the appreciation of home prices along with US Federal Reserve policy actions that lowered mortgage rates and increased the availability of credit. The generally stronger demand in the market for higher-yielding investments also supported the sector. The Fund’s exposure to commercial mortgage-backed securities (“CMBS”) contributed positively to returns as well. Within agency MBS, tactical management of coupon exposure around prepayment expectations generally added to performance.

•

Relative to the benchmark index, the Fund’s shorter duration (lower sensitivity to interest rate movements) detracted modestly from performance as interest rates fell during several periods over the year. More recently, the Fund’s performance was hindered by increased exposure to agency MBS, mainly through low-coupon issues which underperformed higher coupons as concerns about extension risk dominated during the first quarter of 2013. Hedging strategies to protect the Fund’s non-agency residential MBS positions also slightly detracted from returns.

Describe recent portfolio activity.

•

During the twelve-month period, the Fund actively traded exposures within the agency MBS space. At the beginning of the period, the Fund was overweight in high- and low-coupon issues and underweight in middle coupons. As refinancing and prepayment activity increased, the Fund tactically traded exposures across various coupons to take advantage of buying opportunities in certain segments that had cheapened significantly. The Fund also tactically positioned to benefit from the announcement of additional monetary stimulus from the US Federal Reserve. Later in the period, the agency MBS market declined due to a spike in interest rates and concerns about a potential early curtailment of the US Federal Reserve’s monetary stimulus programs. The Fund took advantage of this price weakness to add exposure to Federal National Mortgage Association (“FNMA” or “Fannie Mae”) low-coupon issues, which were particularly attractive in terms of valuation. The Fund avoided high coupons given concerns about prepayment risk stemming from the US government’s Home Affordable Refinance Program.

•

Also during the period, the Fund reduced exposure to inverse interest only (“IO”) Government National Mortgage Association (“GNMA”) derivatives following their strong performance earlier in the period. With respect to spread sectors, in the first half of the period, the Fund took profits on some of its holdings in non-agency residential MBS on the back of their strong performance early in 2012, and offset that reduction with increased exposure to CMBS. Later in the period, the Fund added back exposure to non-agency residential MBS.

Describe portfolio positioning at period end.

•

The recent deterioration in data and sentiment suggests that the slowdown in US economic growth may continue for the near- term. This scenario may bode well for mortgage markets as demand for the sector typically increases in sluggish economic conditions. Despite recent concerns about a potential change in monetary policy from the US Federal Reserve, Fund management continues to see opportunity in the agency MBS space. Additionally, even in the unlikely scenario that the central bank’s stimulus programs were to end early, the US Federal Reserve still would have removed a massive amount of mortgage securities from the market. Thus Fund management remains favorable on the sector and continues to actively manage the Fund’s agency MBS allocation while monitoring prepayment risks closely.

•

Relative to the Barclays US MBS Index, the Fund ended the period overweight in 30-year low-coupon agency MBS, mostly FNMA securities. The Fund continued to avoid coupons that are more likely to experience faster-than-expected prepayments, but maintained an overweight in certain high-coupon GNMA issues, which remain attractive as these borrowers are less likely to refinance. In spread sectors, the Fund favored non-agency residential MBS and CMBS. The Fund ended the period with a short duration profile versus the benchmark index.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Long-Term Investments
U.S. Government Sponsored Agency Securities	87%
Non-Agency Mortgage-Backed Securities	7
Asset-Backed Securities	5
Corporate Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments
AAA/Aaa[2]	91%
A	1
BBB/Baa	1
BB/Ba	1
CCC/Caa	4
CC/Ca	1
Not Rated	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service (“Moody’s”) rating.

[2]	Includes US Government Sponsored Agency Securities and US Treasury Obligations that are deemed AAA/Aaa by the investment advisor.

4	MANAGED ACCOUNT SERIES	APRIL 30, 2013

BlackRock U.S. Mortgage Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs, if any, and other operating expenses, including advisory fees. Institutional Shares do not have a sales charge. Prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

[2]	The Fund invests primarily in mortgage-related securities.

[3]	This unmanaged index includes the mortgage-backed pass through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2013
			Average Annual Total Returns[5]
			1 Year		5 Years		Since Inception[6]
	Standardized 30-Day Yield	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	1.22%	1.70%	5.39%	N/A	8.13%	N/A	6.95%	N/A
Investor A	0.89	1.55	5.08	0.88%	7.80	6.93%	6.64	6.08%
Investor C	0.21	1.08	4.31	3.31	7.01	7.01	5.86	5.86
Barclays US Mortgage-Backed Securities Index	—	0.45	1.85	N/A	5.24	N/A	5.40	N/A

[5]	Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on July 29, 2005.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual				Hypothetical[9]
			Including Interest Expense and Fees	Excluding Interest Expense and Fees		Including Interest Expense and Fees		Excluding Interest Expense and Fees
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[7]	Expenses Paid During the Period[8]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[7]	Ending Account Value April 30, 2013	Expenses Paid During the Period[8]
Institutional	$1,000.00	$1,017.00	$3.15	$3.00	$1,000.00	$1,021.67	$3.16	$1,021.82	$3.01
Investor A	$1,000.00	$1,015.50	$4.60	$4.45	$1,000.00	$1,020.23	$4.61	$1,020.38	$4.46
Investor C	$1,000.00	$1,010.80	$8.18	$8.03	$1,000.00	$1,016.66	$8.20	$1,016.81	$8.05

[7]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.63% for Institutional, 0.92% for Investor A and 1.64% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[8]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (0.60% for Institutional, 0.89% for Investor A and 1.61% for Investor C), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[9]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	5

Fund Summary as of April 30, 2013	Global SmallCap Portfolio

Investment Objective

Global SmallCap Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

Effective October 1, 2012, the Fund changed its benchmark from the MSCI World Small Cap Index to the MSCI All Country World Small Cap Index. Fund management believes the MSCI All Country World Small Cap Index more accurately reflects the investment strategy of the Fund.

•

For the 12-month period ended April 30, 2013, the Fund underperformed the MSCI All Country World Small Cap Index and the former benchmark, the MSCI World Small Cap Index, as well as the MSCI World Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Fund’s performance versus its benchmarks will differ from comparisons of the benchmarks against the performance of the separately managed accounts. The following discussion of relative performance pertains to the MSCI World Small Cap Index through September 30, 2012 and the MSCI All Country World Small Cap Index for the remainder of the period.

What factors influenced performance?

•

Stock selection in the consumer discretionary sector was the largest driver of the Fund’s outperformance for the period. Particularly strong returns came from holdings in the textiles, apparel & luxury goods industry as well as household durables and auto components. Also contributing notably to overall performance was the Fund’s positioning within the materials sector, where an underweight to metals and mining companies proved beneficial.

•	A combination of stock selection and sector overweights in the energy and information technology (“IT”) sectors detracted from the Fund’s performance relative to the benchmark index. Volatility in commodity prices and concerns around global economic growth put pressure on stocks in the services and exploration & production areas of the energy sector. Within IT, the Fund’s holdings in communications equipment and internet services detracted, with some of the weakness attributable to disappointing enterprise spending.

Describe recent portfolio activity.

•

During the 12-month period, the Fund reduced its holdings in the materials sector, most notably within the chemicals industry. In IT, the Fund reduced holdings across several industries including computers & peripherals, IT services and communications equipment. The Fund increased its holdings in consumer discretionary, particularly within specialty retail, household durables and media. In financials, the Fund added exposure to real estate development and diversified financial services companies. From a geographic perspective, the Fund increased exposure in Hong Kong and India and reduced its positions in Japan and Switzerland.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the MSCI All Country World Small Cap Index in health care, energy, and IT, while it was underweight in the financials, materials, industrials and consumer staples sectors. On a regional basis, the Fund was overweight in Europe and underweight in Asia, especially Japan.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Africa Oil Corp.	2%
Aryzta AG	1
Western Alliance Bancorp	1
Crest Nicholson Holdings Plc	1
Timken Co.	1
DDR Corp.	1
Ageas	1
Bank of Queensland Ltd.	1
Mediolanum SpA	1
London Stock Exchange Group Plc	1

Geographic Allocation	Percent of Long-Term Investments

United States	52%
United Kingdom	9
Japan	4
Canada	4
India	3
Hong Kong	3
Germany	3
Switzerland	3
Australia	2
Denmark	2
Singapore	2
Other[1]	13

[1]

Other includes a 1% or less investment in each of the following countries and regions: France, Italy, Belgium, Ireland, United Arab Emirates, China, Luxembourg, Israel, Spain, Bermuda, South Korea, Brazil, Netherlands, Finland, Argentina, Indonesia, Malaysia, Thailand, Portugal, Norway, Austria, Philippines, Isle of Man and Taiwan.

6	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Global SmallCap Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Fund invests in a diversified portfolio primarily consisting of equity securities of small cap issuers from various foreign countries and the United States.

[3]	This unmanaged market capitalization-weighted index is comprised of a representative sampling of large, medium and small capitalization companies in 24 countries, including the United States.

[4]	This unmanaged broad-based index is comprised of small capitalization companies from 24 developed markets.

[5]

This unmanaged index is a free float-adjusted, market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. The Fund now uses this index as its benchmark rather than the MSCI World Small Cap Index because Fund management believes it more accurately reflects the investment strategy of the Fund.

[6]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2013

		Average Annual Total Returns[7]
	6-Month Total Returns	1 Year	5 Years	Since Inception[8]
Global SmallCap Portfolio	15.84%	15.30%	5.43%	8.10%
MSCI World Index	14.67	16.70	1.81	4.87
MSCI World Small Cap Index	16.36	16.53	5.71	6.24
MSCI All Country World Small Cap Index	16.02	16.19	5.54	7.18

[7]	See “About Fund Performance” on page 10.

[8]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[10]
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[9]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[9]	Annualized Expense Ratio
Global SmallCap
Portfolio	$1,000.00	$1,158.40	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[9]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[10]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See	“Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	7

Fund Summary as of April 30, 2013	Mid Cap Value Opportunities Portfolio

Investment Objective

Mid Cap Value Opportunities Portfolio’s (the “Fund”) investment objective is to seek capital appreciation and, secondarily, income.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended April 30, 2013, the Fund underperformed its benchmark, the S&P MidCap 400® Value Index. Shares of the Fund can be purchased or held only by or on behalf of certain separately managed account clients and represent only a portion of the broader separately managed account. Comparisons of the Fund’s performance versus its benchmark index will differ from comparisons of the benchmark index against the performance of the separately managed accounts.

What factors influenced performance?

•

Relative to the benchmark index, stock selection within industrials detracted from the Fund’s performance, particularly within the machinery, commercial services & supplies and aerospace & defense industries. A combination of stock selection and sector overweights in the energy and information technology (“IT”) sectors also had a negative impact on performance. Volatility in commodity prices and concerns around global economic growth put pressure on stocks in the exploration & production area of the energy sector. Within IT, the Fund’s holdings in software, computers & peripherals, communications equipment and internet services detracted, with some of the weakness attributable to disappointing enterprise spending.

•

Stock selection in the health care sector was the largest driver of the Fund’s performance for the period. Particularly strong returns came from holdings in the health care providers & services and biotechnology industries. Also contributing notably to overall performance was stock selection in the consumer discretionary sector, especially in the textiles, apparel & luxury goods industry.

Describe recent portfolio activity.

•

During the 12-month period, the Fund added to holdings in consumer staples, most notably among food product companies. In financials, the Fund added to insurers and thrifts. Conversely, the Fund reduced its holdings in the industrials sector, trimming machinery and aerospace names, while in IT, the Fund reduced holdings across several industries including IT services, communications equipment and computers & peripherals.

Describe portfolio positioning at period end.

•

At the end of the period, the Fund was overweight relative to the S&P MidCap 400® Value Index in consumer discretionary, energy and health care, while it was underweight in the industrials, financials and utilities sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Ten Largest Holdings	Percent of Long-Term Investments

Omnicare, Inc.	2%
Endo Health Solutions, Inc.	2
Tenet Healthcare Corp.	2
CareFusion Corp.	2
Rock Tenn Co., Class A	2
Hospira, Inc.	1
Westar Energy, Inc.	1
SM Energy Co.	1
American Campus Communities, Inc.	1
Protective Life Corp.	1

Sector Allocation	Percent of Long-Term Investments

Financials	25%
Health Care	13
Consumer Discretionary	13
Industrials	10
Information Technology	10
Energy	9
Materials	8
Utilities	7
Consumer Staples	5

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

8	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Mid Cap Value Opportunities Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including advisory fees.

[2]	The Fund normally invests at least 80% of its assets in equity securities of mid capitalization companies.

[3]

This unmanaged index measures the performance of the mid-capitalization value sector of the US equity market. It is a subset of the S&P MidCap 400® Index and consists of those stocks in the S&P MidCap 400® Index exhibiting the strongest value characteristics, as determined by the index provider, representing approximately 50% of the market capitalization of the S&P MidCap 400® Index.

[4]	Commencement of operations.

Performance Summary for the Period Ended April 30, 2013

		Average Annual Total Returns[5]
	6-Month Total Returns	1 Year	5 Years	Since Inception[6]
Mid Cap Value Opportunities Portfolio	20.41%	18.26%	9.15%	8.56%
S&P MidCap 400® Value Index	20.58	21.08	7.70	6.96

[5]	See “About Fund Performance” on page 10.

[6]	The Fund commenced operations on August 2, 2005.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[8]
	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[7]	Beginning Account Value November 1, 2012	Ending Account Value April 30, 2013	Expenses Paid During the Period[7]	Annualized Expense Ratio
Mid Cap Value Opportunities Portfolio	$1,000.00	$1,204.10	$0.00	$1,000.00	$1,024.79	$0.00	0.00%

[7]

Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown). BlackRock has contractually agreed to waive all fees and pay or reimburse all direct expenses, except extraordinary expenses as discussed in the Notes to Financial Statements, incurred by the Fund. This agreement has no fixed term.

[8]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 10 for further information on how expenses were calculated.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	9

About Fund Performance

•	Institutional Shares of BlackRock U.S. Mortgage Portfolio are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•

Investor A Shares of BlackRock U.S. Mortgage Portfolio are subject to a maximum initial sales charge (front-end load) of 4.00% and a service fee of 0.25% per year (but no distribution fee). For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor A Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor A Share fees.

•

Investor C Shares of BlackRock U.S. Mortgage Portfolio are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. For the BlackRock U.S. Mortgage Portfolio prior to December 6, 2010, Investor C Shares performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect Investor C Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Call toll free, (800) 441-7762, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value (“NAV”) on the payable date for BlackRock U.S. Mortgage Portfolio and on the ex-dividend date for Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

BlackRock Advisors, LLC (the “Manager”), the Funds’ investment advisor, waived all of its fees and reimbursed all direct expenses of the Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio except extraordinary expenses and a portion of its investment advisory fee for BlackRock U.S. Mortgage Portfolio. Without such waiver and reimbursement, the Funds’ returns would have been lower.

Disclosure of Expenses

Shareholders of each Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense examples on the previous pages (which are based on a hypothetical investment of $1,000 invested on November 1, 2012 and held through April 30, 2013) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

10	MANAGED ACCOUNT SERIES	APRIL 30, 2013

The Benefits and Risks of Leveraging

BlackRock U.S. Mortgage Portfolio may utilize leverage to seek to enhance the yield and NAV. However, these objectives cannot be achieved in all interest rate environments.

BlackRock U.S. Mortgage Portfolio may utilize leverage by entering into reverse repurchase agreements. In general, the concept of leveraging is based on the premise that the financing cost of assets to be obtained from leverage, which will be based on short-term interest rates, will normally be lower than the income earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund’s shareholders will benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is paid to shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share NAV. However, in order to benefit shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. If the yield curve becomes negatively sloped, meaning short-term interest rates exceed long-term interest rates, income to shareholders will be lower than if the Funds had not used leverage.

If short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental net income pickup will be reduced or eliminated completely. Furthermore, if prevailing short-term interest rates rise above long-term interest rates, the yield curve has a negative slope. In this case, the Funds pay higher short-term interest rates whereas the Funds’ total portfolio earns income based on lower long-term interest rates.

Furthermore, the value of the Fund’s investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of fund investments. As a result, changes in interest rates can influence the Fund’s NAV positively or negatively in addition to the impact on the Fund’s performance from leverage.

The use of leverage may enhance opportunities for increased income to the Fund, but as described above, it also creates risks as short- or long-term interest rates fluctuate. Leverage also will generally cause greater changes in the Fund’s NAVs and dividend rates than comparable funds without leverage. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund’s net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund’s net income will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders will be reduced. The Fund may be required to sell fund securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit the Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. The Fund will incur expenses in connection with the use of leverage, all of which are borne by Fund shareholders and may reduce income.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts, options and swaps as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The

Funds’ ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation a Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause a Fund to hold an investment that it might otherwise sell. The Funds’ investments in these instruments are discussed in detail in the Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	11

Schedule of Investments April 30, 2013	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
AmeriCredit Automobile Receivables Trust, Series 2012-1, Class A2, 0.91%, 10/08/15	$525	$526,282
CarNow Auto Receivables Trust, Series 2012-1A, Class A, 2.09%, 1/15/15 (a)	61	60,987
Citigroup Mortgage Loan Trust, Series 2007-FS1, Class 2A1A, 1.20%, 10/25/37 (a)(b)	2,511	1,197,242
Conseco Financial Corp., Series 1999-5, Class A6, 7.50%, 3/01/30 (b)	634	553,876
Countrywide Asset-Backed Certificates:
Series 2004-6, Class 2A4, 0.65%, 11/25/34 (b)	40	39,672
Series 2006-13, Class 3AV2, 0.35%, 1/25/37 (b)	166	146,133
Series 2006-22, Class 2A2, 0.31%, 5/25/47 (b)	66	65,775
Series 2006-7, Class 2A3, 0.35%, 4/25/46 (b)	893	836,590
Series 2007-7, Class 2A2, 0.36%, 10/25/47 (b)	904	885,940
Credit Acceptance Auto Loan Trust, Series 2012-1A, Class A, 2.20%, 9/16/19 (a)	1,995	2,025,958
DT Auto Owner Trust:
Series 2012-1A, Class A, 1.05%, 1/15/15 (a)	108	108,444
Series 2012-2A, Class A, 0.91%, 11/16/15 (a)	797	797,458
First Franklin Mortgage Loan Trust, Series 2006-FF12, Class A4, 0.34%, 9/25/36 (b)	473	414,882
Fremont Home Loan Trust, Series 2006-E, Class 2A3, 0.35%, 1/25/37 (b)	1,989	1,108,879
GSAA Trust, Series 2006-5, Class 2A2, 0.38%, 3/25/36 (b)	811	504,677
HLSS Servicer Advance Receivables Backed Notes:
Series 2012-T2, Class A1, 1.34%, 10/15/43 (a)	3,000	3,007,800
Series 2012-T2, Class A2, 1.99%, 10/15/45 (a)	1,720	1,752,783
Series 2012-T2, Class B1, 1.74%, 10/15/43 (a)	1,142	1,144,969
Series 2013-T1, Class A1, 0.90%, 1/15/44 (a)	3,143	3,146,143
Series 2013-T1, Class A2, 1.50%, 1/16/46 (a)	607	611,917
JPMorgan Mortgage Acquisition Trust:
Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)	2,332	1,552,347
Series 2006-WF1, Class A5, 6.41%, 7/25/36 (c)	2,947	1,959,684
Merrill Lynch First Franklin Mortgage Loan Trust, Series 2007-2, Class A2C, 0.44%, 5/25/37 (b)	646	383,796
Morgan Stanley ABS Capital I, Inc. Trust, Series 2006-HE4, Class A4, 0.44%, 6/25/36 (b)	1,500	847,585

Asset-Backed Securities	Par (000)	Value
Santander Drive Auto Receivables Trust, Series 2012-1, Class A2, 1.25%, 4/15/15	$1,087	$1,089,344
Scholar Funding Trust, Series 2011-A, Class A, 1.18%, 10/28/43 (a)(b)	1,116	1,119,633
Securitized Asset Backed Receivables LLC Trust, Series 2006-CB5, Class A4, 0.45%, 6/25/36 (b)	5,213	3,398,157
SLM Private Education Loan Trust:
Series 2010-C, Class A1, 1.85%, 12/15/17 (a)(b)	173	174,020
Series 2012-B, Class A1, 1.30%, 12/15/21 (a)(b)	472	475,563
Series 2012-C, Class A1, 1.30%, 8/15/23 (a)(b)	691	697,094
Soundview Home Loan Trust, Series 2005-OPT3, Class A4, 0.50%, 11/25/35 (b)	293	287,961
World Financial Network Credit Card Master Trust, Series 2012-D, Class B, 3.34%, 4/17/23	700	700,305
Total Asset-Backed Securities — 12.5%		31,621,896

Corporate Bonds
Diversified Financial Services — 2.6%
Novus USA Trust 2013-1, 1.59%, 2/28/14 (a)(b)	5,000	5,000,000
Tiers Trust, 2.04%, 5/12/14 (a)(b)	1,500	1,500,000
Total Corporate Bonds — 2.6%		6,500,000

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 11.6%
Adjustable Rate Mortgage Trust, Series 2007-1, Class 3A21, 5.56%, 3/25/37 (b)	161	159,375
Banc of America Funding Trust:
Series 2006-A, Class 3A2, 2.92%, 2/20/36 (b)	120	100,056
Series 2007-4, Class TAP1, 0.49%, 5/25/37 (b)	945	668,511
Banc of America Mortgage Trust:
Series 2003-3, Class 2A1, 0.75%, 5/25/18 (b)	34	32,267
Series 2005-G, Class 2A4, 3.12%, 8/25/35 (b)	1,994	1,848,217
Series 2005-I, Class 2A5, 3.10%, 10/25/35 (b)	844	785,501
BCAP LLC Trust, Series 2009-RR13, Class 21A1, 4.94%, 1/26/37 (a)(b)	297	302,973
CHL Mortgage Pass-Through Trust: Series 2005-17, Class 1A6, 5.50%, 9/25/35	527	527,898

Portfolio Abbreviations
To simplify the listings of portfolio holdings in the Schedules of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:	ADR American Depositary Receipts CAD Canadian Dollar DKK Danish Krone EUR Euro GBP British Pound HKD Hong Kong Dollar JPY Japanese Yen	LIBOR London Interbank Offered Rate NZD New Zealand Dollar SGD Singapore Dollar TBA To-be-announced TWD Taiwan Dollar USD US Dollar

See Notes to Financial Statements.

12	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (continued)
Series 2006-HYB2, Class 3A1, 2.81%, 4/20/36 (b)	$383	$301,938
Series 2007-15, Class 1A29, 6.25%, 9/25/37	304	292,418
Series 2007-8, Class 1A4, 6.00%, 1/25/38	772	699,468
Series 2007-HY5, Class 3A1, 5.55%, 9/25/37 (b)	730	664,176
Citigroup Mortgage Loan Trust, Series 2009-11, Class 6A1, 1.55%, 10/25/35 (a)(b)	64	63,665
Countrywide Alternative Loan Trust:
Series 2004-12CB, Class 1A1, 5.00%, 7/25/19	499	520,272
Series 2005-3CB, Class 1A4, 5.25%, 3/25/35	109	108,228
Series 2005-47CB, Class A2, 0.70%, 10/25/35 (b)	196	125,725
Series 2006-19CB, Class A15, 6.00%, 8/25/36	518	434,742
Series 2006-41CB, Class 1A3, 6.00%, 1/25/37	255	206,208
Series 2006-45T1, Class 2A2, 6.00%, 2/25/37	886	735,395
Series 2006-45T1, Class 2A5, 6.00%, 2/25/37	1,989	1,650,972
Series 2006-8T1, Class 1A4, 6.00%, 4/25/36	456	369,542
Series 2007-19, Class 1A4, 6.00%, 8/25/37	2,476	2,062,733
Series 2007-2CB, Class 1A15, 5.75%, 3/25/37	475	382,896
Series 2007-HY4, Class 4A1, 5.00%, 6/25/47 (b)	191	159,511
Series 2007-HY7C, Class A1, 0.34%, 8/25/37 (b)	3,431	2,557,676
Series 2008-2R, Class 2A1, 6.00%, 8/25/37	375	315,144
Series 2008-2R, Class 3A1, 6.00%, 8/25/37	444	357,008
CSMC Mortgage-Backed Trust, Series 2006-8, Class 1A1, 4.50%, 10/25/21	456	424,283
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust, Series 2005-1, Class 1A1, 0.70%, 2/25/35 (b)	1,237	1,128,604
HarborView Mortgage Loan Trust, Series 2006-6, Class 3A1A, 2.78%, 8/19/36 (b)	1,766	1,347,429
IndyMac INDA Mortgage Loan Trust, Series 2007-AR1, Class 3A1, 5.29%, 3/25/37 (b)	449	396,948
IndyMac INDX Mortgage Loan Trust, Series 2006-AR27, Class 2A2, 0.40%, 10/25/36 (b)	2,957	2,484,903
JPMorgan Mortgage Trust, Series 2013-1, Class 2A2, 2.50%, 3/01/43 (a)(b)	2,424	2,468,331
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 5A, 0.47%, 1/26/37 (a)(b)	117	115,250
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-19XS, Class 1A1, 0.52%, 10/25/35 (b)	228	193,337

Non-Agency Mortgage-Backed Securities	Par (000)	Value
Collateralized Mortgage Obligations (concluded)
WaMu Mortgage Pass-Through Certificates, Series 2006-AR4, Class 1A1A, 1.12%, 5/25/46 (b)	$4,121	$3,905,737
Wells Fargo Mortgage Backed Securities:
Series 2007-10, Class 1A21, 6.00%, 7/25/37	182	180,661
Series 2007-8, Class 2A2, 6.00%, 7/25/37	203	200,911

		29,278,909
Commercial Mortgage-Backed Securities — 3.0%
Banc of America Large Loan Trust, Series 2010-HLTN, Class HLTN, 2.50%, 11/15/15 (a)(b)	2,562	2,581,966
Citigroup Commercial Mortgage Trust, Series 2004-C1, Class A4, 5.61%, 4/15/40 (b)	345	356,682
DBRR Trust, Series 2012-EZ1, Class A, 0.95%, 9/25/45 (a)	1,236	1,238,573
GE Capital Commercial Mortgage Corp., Series 2005-C2, Class A4, 4.98%, 5/10/43 (b)	900	965,871
SMA Issuer I LLC, Series 2012-LV1, Class A, 3.50%, 8/20/25 (a)	386	387,756
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A4, 5.41%, 10/15/44 (b)	1,823	1,989,182

		7,520,030
Interest Only Commercial Mortgage-Backed Securities — 1.0%
Commercial Mortgage Pass-Through Certificates:
Series 2012-CR5, Class XA, 2.09%, 12/10/45 (b)	5,682	695,303
Series 2013-CR7, Class XA, 1.63%, 3/10/46 (b)	4,073	414,914
WF-RBS Commercial Mortgage Trust, Series 2012-C10, Class XA, 2.00%, 12/15/45 (a)(b)	11,843	1,472,825

		2,583,042
Total Non-Agency Mortgage-Backed Securities — 15.6%		39,381,981

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae, Series 2003-9, Class EA, 4.50%, 10/25/17	134	136,599
Freddie Mac, Series 2411, Class FJ, 0.55%, 12/15/29 (b)	14	14,341
Ginnie Mae, Series 2009-122, Class PY, 6.00%, 12/20/39	595	669,308

		820,248
Interest Only Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-14, Class IA, 4.50%, 3/25/43	874	91,508
Series 2013-20, Class IE, 4.00%, 3/25/43	780	119,288

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	13

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Interest Only Collateralized Mortgage Obligations (concluded)
Freddie Mac:
Series 303, Class C34, 4.50%, 12/15/40	$851	$101,794
Series 4035, Class IP, 4.50%, 10/15/41	939	91,685
Series 4076, Class SQ, 6.50%, 11/15/41 (b)	1,729	216,612
Ginnie Mae, Series 2013-76, Class IO, 3.50%, 5/20/43	700	93,844

		714,731
Interest Only Commercial Mortgage-Backed Securities — 2.2%
Fannie Mae, Series 2012-M9, Class X1, 4.25%, 12/25/17	11,007	1,716,618
Freddie Mac:
Series K020, Class X1, 1.61%, 5/25/22	2,740	290,996
Series K021, Class X1, 1.65%, 6/25/22	3,742	414,316
Series K023, Class X1, 1.44%, 8/25/22	14,937	1,463,770
Series K024, Class X1, 1.03%, 9/25/22	2,878	194,733
Series K025, Class X1, 1.03%, 10/25/22	2,199	152,001
Series K026, Class X1, 1.18%, 11/25/22	3,054	243,630
Series K711, Class X1, 1.83%, 7/25/19	8,244	741,708
Series K712, Class X1, 1.39%, 11/25/19	3,700	276,782

		5,494,554
Mortgage-Backed Securities — 200.5%
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/28 (d)	6,300	6,456,516
2.50%, 12/01/27-5/01/28 (d)	8,389	8,780,043
3.00%, 5/01/28-5/01/43 (d)	61,719	64,711,702
3.50%, 11/01/25-5/01/43 (d)	46,215	49,214,749
4.00%, 5/01/28-5/01/43 (d)	65,699	70,345,177
4.50%, 7/01/24-5/01/43 (d)	38,722	41,740,338
5.00%, 1/01/23-5/01/43 (d)	19,178	20,775,399
5.50%, 12/01/15-5/01/43 (d)	12,142	13,247,347
6.00%, 12/01/32-10/01/40	8,797	9,653,783
6.50%, 9/01/36-5/01/40	3,401	3,855,545
Freddie Mac Mortgage-Backed Securities:
3.00%, 5/01/28-5/01/43 (d)	32,265	33,785,278
3.50%, 7/01/26-5/01/43 (d)	9,608	10,203,190
4.00%, 4/01/24-5/01/43 (d)	14,178	15,166,894
4.50%, 1/01/19-5/01/43 (d)	7,444	7,973,934
5.00%, 11/01/24-5/01/43 (d)	19,628	21,069,265
5.50%, 1/01/32-5/01/43 (d)	3,940	4,253,673
6.00%, 6/01/27-11/01/39	1,289	1,407,414
Ginnie Mae Mortgage-Backed Securities:
2.50%, 5/15/43 (d)	2,900	2,956,640
3.00%, 5/15/43 (d)	9,800	10,418,249
3.50%, 9/15/42-5/15/43 (d)	33,585	36,536,287
4.00%, 10/20/40-5/15/43 (d)	27,244	29,771,803
4.50%, 5/15/40-5/15/43 (d)	17,891	19,596,968
5.00%, 12/15/34-5/15/43 (d)	10,439	11,479,163
5.50%, 7/15/38-12/20/41	4,239	4,652,554
6.50%, 10/15/38-2/20/41	6,977	8,004,916

		506,056,827
Total U.S. Government Sponsored Agency Securities — 203.3%		513,086,360

U.S. Treasury Obligations — 0.4%	Par (000)	Value
U.S. Treasury Notes, 0.63%, 9/30/17	$1,025	$1,027,482
Total Long-Term Investments (Cost — $584,307,092) — 234.4%		591,617,719

Options Purchased
(Cost — $344,749) — 0.0%		144,342
Total Investments Before TBA Sale Commitments and Options Written
(Cost — $584,651,841) — 234.4%		591,762,061

TBA Sale Commitments (d)
Fannie Mae Mortgage-Backed Securities:
2.00%, 5/01/28	5,000	(5,124,219)
2.50%, 5/01/28	800	(836,500)
3.00%, 5/01/28-5/01/43	26,700	(28,018,954)
3.50%, 5/01/28-5/01/43	34,300	(36,515,427)
4.00%, 5/01/28-5/01/43	41,900	(44,841,094)
4.50%, 5/01/43	18,700	(20,160,939)
5.00%, 5/01/43	10,400	(11,259,624)
5.50%, 5/01/43	6,200	(6,741,532)
6.00%, 5/01/43	7,100	(7,760,078)
Freddie Mac Mortgage-Backed Securities:
3.00%, 5/01/28-5/01/43	16,600	(17,366,438)
4.00%, 5/01/43	5,400	(5,765,343)
4.50%, 5/01/28-5/01/43	3,600	(3,852,750)
5.00%, 5/01/43	6,100	(6,547,015)
Ginnie Mae Mortgage-Backed Securities:
2.50%, 5/15/43	2,900	(2,956,640)
3.50%, 5/15/43	21,200	(23,083,188)
4.00%, 5/15/43	19,600	(21,432,922)
4.50%, 5/15/43	4,700	(5,147,234)
5.00%, 5/15/43	3,300	(3,606,797)
5.50%, 5/15/43	600	(655,594)
6.50%, 5/15/43	1,300	(1,487,484)
Total TBA Sale Commitments (Proceeds — $252,536,895) — (100.3)%		(253,159,772)

Options Written
(Premiums Received — $ 605,029) — (0.2)%		(587,476)
Total Investments Net of TBA Sale Commitments and Options Written — 133.9%		338,014,813
Liabilities in Excess of Other Assets — (33.9)%		(85,601,323)

Net Assets — 100.0%		$252,413,490

See Notes to Financial Statements.

14	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.

(d)	Represents or includes a TBA transaction. Unsettled TBA transactions as of April 30, 2013 were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Bank of America Corp.	$14,678,203	$(34,953)
Barclays Plc	$(10,778,376)	$(13,813)
Citigroup, Inc.	$1,247,047	$(14,117)
Credit Suisse Group AG	$5,072,144	$182,113
Deutsche Bank AG	$22,358,000	$77,929
Goldman Sachs Group, Inc.	$26,351,133	$93,804
JPMorgan Chase & Co.	$47,154,219	$418,465
Morgan Stanley	$(750)	$(19,773)
Nomura Securities International, Inc.	$(208,344)	$(1,719)
Royal Bank of Scotland Group Plc	—	$(832)
Wells Fargo & Co.	—	$(1,367)

•	Financial futures contracts as of April 30, 2013 were as follows:

Contracts Sold	Issue	Exchange	Expiration		Notional Value	Unrealized Depreciation
(146)	U.S. Treasury Notes (5 Year)	Chicago Board of Trade	June 2013	$	(18,197,531)	$(48,711)
(192)	U.S. Treasury Notes (10 Year)	Chicago Board of Trade	June 2013	$	(25,605,000)	(256,834)
Total						$(305,545)

•	Over-the-counter interest rate swaptions purchased as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.65%	Receive	3-month LIBOR	7/29/13	$300	$636
7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.23%	Receive	3-month LIBOR	8/27/13	$2,800	6,566
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.25%	Receive	3-month LIBOR	10/23/13	$2,000	28,953
5-Year Interest Rate Swap	Bank of America Corp.	Put	1.50%	Pay	3-month LIBOR	7/11/13	$5,050	429
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.40%	Pay	3-month LIBOR	7/29/13	$300	416
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.50%	Pay	3-month LIBOR	8/23/13	$5,300	2,212
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.73%	Pay	3-month LIBOR	8/27/13	$4,000	9,418
5-Year Interest Rate Swap	Bank of America Corp.	Put	1.25%	Pay	3-month LIBOR	10/23/13	$2,000	6,119
10-Year Interest Rate Swap	Deutsche Bank AG	Put	4.50%	Pay	3-month LIBOR	3/27/17	$3,900	89,593
Total								$144,342

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	15

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Over-the-counter interest rate swaptions written as of April 30, 2013 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Market Value
7-Year Interest Rate Swap	Citigroup, Inc.	Call	1.48%	Pay	3-month LIBOR	8/27/13	$2,800	$(28,102)
10-Year Interest Rate Swap	Deutsche Bank AG	Call	5.07%	Pay	3-month LIBOR	2/10/14	$1,200	(329,095)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.00%	Pay	3-month LIBOR	7/11/14	$2,550	(13,543)
5-Year Interest Rate Swap	Deutsche Bank AG	Call	1.15%	Pay	3-month LIBOR	8/26/14	$5,300	(43,356)
5-Year Interest Rate Swap	Bank of America Corp.	Call	1.15%	Pay	3-month LIBOR	9/11/14	$4,300	(34,536)
7-Year Interest Rate Swap	Citigroup, Inc.	Put	1.98%	Receive	3-month LIBOR	8/27/13	$4,000	(3,535)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	5.07%	Receive	3-month LIBOR	2/10/14	$1,200	(141)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.00%	Receive	3-month LIBOR	7/11/14	$2,550	(12,102)
5-Year Interest Rate Swap	Deutsche Bank AG	Put	2.15%	Receive	3-month LIBOR	8/26/14	$5,300	(25,972)
5-Year Interest Rate Swap	Bank of America Corp.	Put	2.15%	Receive	3-month LIBOR	9/11/14	$4,300	(22,975)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	6.00%	Receive	3-month LIBOR	3/27/17	$7,800	(74,119)
Total								$(587,476)

•	Credit default swaps – buy protection outstanding as of April 30, 2013 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Depreciation
ABX.HE.AA Series 06-1	0.32%	Barclays Plc	7/25/45	USD	5,669	$(189,645)
ABX.HE.AA Series 06-1	0.32%	Barclays Plc	7/25/45	USD	1,890	(559,421)
Total						$(749,066)

•	Interest rate swaps outstanding as of April 30, 2013 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation
0.88%[1]	3-month LIBOR	Deutsche Bank AG	8/28/17	USD	1,500	$13,367
3.84%[1]	3-month LIBOR	Credit Suisse Group AG	5/09/22	USD	1,200	201,785
Total						$215,152

[1]	Fund pays the floating rate and receives the fixed rate.

•	Total return swaps outstanding as of April 30, 2013 were as follows:

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Credit Suisse Group AG	1/12/40	USD	171	$(27)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	JPMorgan Chase & Co.	1/12/40	USD	300	(2,072)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Barclays Plc	1/12/41	USD	453	10,273
Return on Markit IOS 3.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citigroup, Inc.	1/12/41	USD	317	(2,722)
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Citigroup, Inc.	1/12/41	USD	170	(566)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Citigroup, Inc.	1/12/41	USD	375	1,240
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Citigroup, Inc.	1/12/41	USD	322	2,111
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Citigroup, Inc.	1/12/41	USD	161	533
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Citigroup, Inc.	1/12/41	USD	107	996

See Notes to Financial Statements.

16	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	BlackRock U.S. Mortgage Portfolio

•	Total return swaps outstanding as of April 30, 2013 were as follows: (concluded)

Reference Entity	Floating Rate		Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Citigroup, Inc.	1/12/41	USD	54	$496
Return on Markit IOS 4.00%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse Group AG	1/12/41	USD	170	(53)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	Credit Suisse Group AG	1/12/41	USD	107	282
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[1]	Goldman Sachs Group, Inc.	1/12/41	USD	214	(1,173)
Return on Markit IOS 4.50%, 30-year, fixed rate Fannie Mae	1-month LIBOR	[2]	JPMorgan Chase & Co.	1/12/41	USD	322	3,228
Total							$12,546

[1]	Fund pays the floating rate and receives the total return of the reference entity.

[2]	Fund pays the total return of the reference entity and receives the floating rate.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$31,621,896	—	$31,621,896
Corporate Bonds.	—	—	$6,500,000	6,500,000
Non-Agency Mortgage-Backed Securities	—	39,381,981	—	39,381,981
U.S. Government Sponsored Agency Securities	—	512,992,516	93,844	513,086,360
U.S. Treasury Obligations	—	1,027,482	—	1,027,482
Options Purchased:
Interest Rate Contracts	—	144,342	—	144,342
Liabilities:
Investments in Securities:
TBA Sale Commitments	—	(253,159,772)	—	(253,159,772)
Total	—	$332,008,445	$6,593,844	$338,602,289

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	17

Schedule of Investments (concluded)	BlackRock U.S. Mortgage Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Interest rate contracts	—	$234,311	—	$234,311
Liabilities:
Credit contracts	—	(749,066)	—	(749,066)
Interest rate contracts	$(305,545)	(594,089)	—	(899,634)
Total	$(305,545)	$(1,108,844)	—	$(1,414,389)

[1]

Derivative financial instruments are swaps, financial futures contracts and options written. Swaps and financial futures contracts are valued at the unrealized appreciation/ depreciation on the instrument and options written are shown at value.

Certain of the Fund’s assets are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Cash	$17,845,751	—	—	$17,845,751
Cash pledged for financial futures contracts	376,000	—	—	376,000
Cash pledged as collateral for swap contracts	435,000	—	—	435,000
Total	$18,656,751	—	—	$18,656,751

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset-Backed Securities	Corporate Bonds	U.S. Government Sponsored Agency Securities	Total
Opening balance, as of April 30, 2012	$1,205,000	—	—	$1,205,000
Transfers into Level 3[2]	—	—	—	—
Transfers out of Level 3[2]	(1,205,000)	—	—	(1,205,000)
Accrued discounts/premiums	—	$(39)	—	(39)
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation/depreciation[3]	—	(233)	$(1,973)	(2,206)
Purchases		6,500,272	95,817	6,596,089
Sales	—	—	—	—
Closing balance, as of April 30, 2013	—	$6,500,000	$93,844	$6,593,844

[2]

Transfers into and transfers out of Level 3 represent the values as of the beginning of the reporting period. As of April 30, 2012, the Fund used significant unobservable inputs in determining the value of certain investments. As of April 30, 2013, the Fund used observable inputs in determining the value of the same investments. As a result, investments with a beginning of period value of $1,205,000 transferred from Level 3 to Level 2 in the disclosure hierarchy.

[3]

Included in the related net change in unrealized appreciation/depreciation in the Statements of Operations. The change in unrealized appreciation/depreciation on investments still held as of April 30, 2013 was $(2,206).

See Notes to Financial Statements.

18	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments April 30, 2013	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Argentina — 0.4%
Arcos Dorados Holdings, Inc., Class A	44,500	$606,090
Australia — 2.2%
Atlas Iron Ltd.	122,800	106,814
Bank of Queensland Ltd.	134,800	1,403,331
Mirvac Group	687,100	1,261,747
Orocobre Ltd. (a)	164,273	208,004
Pancontinental Oil & Gas NL (a)	2,016,200	134,424

		3,114,320
Austria — 0.3%
Schoeller-Bleckmann Oilfield Equipment AG	4,100	401,044
Belgium — 1.2%
Ageas	38,600	1,413,657
Befimmo SCA Sicafi	4,880	338,702

		1,752,359
Bermuda — 0.6%
Hoegh LNG Holdings Ltd. (a)	103,300	824,505
Brazil — 0.5%
Santos Brasil Participacoes SA	48,700	757,731
Canada — 3.7%
Africa Oil Corp. (a)	404,000	2,458,206
Cathedral Energy Services Ltd.	105,825	434,876
Detour Gold Corp. (a)	22,000	264,668
Diagnocure, Inc. (a)	810,926	265,627
Dollarama, Inc.	11,500	842,424
Lundin Mining Corp. (a)	145,500	571,919
Painted Pony Petroleum Ltd. (a)	59,187	574,568

		5,412,288
China — 0.8%
51job, Inc. — ADR (a)(b)	6,200	357,120
Daphne International Holdings Ltd.	655,600	683,574
Parkson Retail Group Ltd.	209,000	113,206

		1,153,900
Denmark — 2.0%
ALK-Abello A/S	4,300	317,163
Bavarian Nordic A/S (a)	30,000	363,501
Pandora A/S (b)	32,800	1,003,594
Vestas Wind Systems A/S (a)(b)	132,223	1,150,343

		2,834,601
Finland — 0.4%
Ramirent Oyj	61,650	611,575
France — 1.4%
GameLoft SE (a)(b)	126,300	848,287
Ipsen SA	11,800	422,284
Saft Groupe SA	30,200	743,151

		2,013,722
Germany — 2.7%
Celesio AG	41,948	830,611
GEA Group AG	12,850	435,432
Gerresheimer AG	13,000	742,797
NORMA Group	2,200	77,709
Rheinmetall AG	18,450	876,105

Common Stocks	Shares	Value
Germany (concluded)
Symrise AG	22,800	$974,559

		3,937,213
Hong Kong — 2.7%
Chow Sang Sang Holdings International Ltd.	254,000	688,901
Clear Media Ltd.	439,000	317,402
Dah Sing Financial Holdings Ltd.	180,400	948,555
Ming Fai International Holdings Ltd.	1,221,200	132,444
Poly Property Group Co Ltd. (a)	1,198,000	835,927
Shimao Property Holdings Ltd.	193,500	417,606
Sitoy Group Holdings Ltd.	403,314	183,041
Techtronic Industries Co.	176,200	422,248

		3,946,124
India — 2.8%
Container Corp. of India	19,000	396,611
DEN Networks Ltd. (a)	144,000	592,317
DLF Ltd.	180,400	800,589
Oriental Bank of Commerce	27,829	138,677
Reliance Capital Ltd. (a)	63,100	414,479
Shriram Transport Finance Co. Ltd.	29,705	411,283
Sintex Industries Ltd. (a)	415,400	366,742
Zee Entertainment Enterprises Ltd.	202,100	878,811

		3,999,509
Indonesia — 0.4%
Tower Bersama Infrastructure Tbk PT (a)	910,300	529,469
Ireland — 0.9%
Ryanair Holdings Plc — ADR	31,000	1,343,540
Isle of Man — 0.1%
Bahamas Petroleum Co. Plc (a)	2,546,720	188,896
Israel — 0.7%
SodaStream International Ltd. (a)	19,200	1,033,728
Italy — 1.3%
Mediolanum SpA	204,100	1,375,335
Salvatore Ferragamo Italia SpA	16,500	493,026

		1,868,361
Japan — 4.0%
Asics Corp.	37,250	672,463
Bit-isle, Inc.	26,400	376,880
Credit Saison Co. Ltd.	24,700	722,515
Don Quijote Co. Ltd.	16,200	882,739
Hisaka Works Ltd.	35,400	329,141
Mitsubishi UFJ Lease & Finance Co. Ltd.	221,000	1,248,341
NGK Insulators Ltd.	41,000	495,573
Rohm Co. Ltd.	21,000	742,384
Tokyu Land Corp.	29,000	356,557

		5,826,593
Luxembourg — 0.8%
Eurofins Scientific	5,100	1,108,502
Malaysia — 0.3%
AirAsia BHD	484,650	467,119
Netherlands — 0.5%
BinckBank NV	92,600	709,619

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	19

Schedule of Investments (continued)	Global SmallCap Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Norway — 0.3%
Electromagnetic GeoServices AS (a)	285,811	$415,510
Philippines — 0.2%
Melco Crown Philippines Resorts Corp.	836,300	251,134
Portugal — 0.3%
Banco BPI SA (a)	313,300	449,858
Singapore — 1.6%
Avago Technologies Ltd.	26,200	837,352
Singapore Exchange Ltd.	135,000	822,058
Yanlord Land Group Ltd. (a)	585,000	671,996
		2,331,406
South Korea — 0.5%
Kangwon Land, Inc.	27,128	767,768
Spain — 0.6%
Laboratorios Farmaceuticos Rovi SA	95,099	869,170
Switzerland — 2.4%
Addex Therapeutics Ltd. (a)	15,700	118,029
Aryzta AG	24,700	1,533,634
Basilea Pharmaceutica AG	6,900	381,679
OC Oerlikon Corp. AG	24,600	284,755
Sulzer AG	6,600	1,127,874
		3,445,971
Taiwan — 0.1%
D-Link Corp.	174,000	101,854
Thailand — 0.3%
Mermaid Maritime PCL	1,484,460	458,909
United Arab Emirates — 0.9%
Polarcus Ltd. (a)	1,466,700	1,334,444
United Kingdom — 8.5%
APR Energy Plc	55,530	714,943
Babcock International Group Plc	67,400	1,121,540
BowLeven Plc (a)	571,500	700,788
Crest Nicholson Holdings Plc	289,100	1,432,544
easyJet Plc	70,712	1,229,646
Filtrona Plc	33,500	368,427
Inchcape Plc	82,460	642,835
Intertek Group Plc	20,000	1,028,894
Invensys Plc	94,200	563,980
London Stock Exchange Group Plc	65,900	1,375,107
Manchester United Plc, Class A (a)	22,138	398,041
Michael Page International Plc	108,500	629,780
Ophir Energy Plc (a)	141,381	894,557
Rexam PLC	137,731	1,105,905
		12,206,987
United States — 51.0%
Abercrombie & Fitch Co., Class A	15,149	750,784
Aeropostale, Inc. (a)	42,100	617,186
Affymetrix, Inc. (a)	84,164	306,357
Albemarle Corp.	18,900	1,157,625
ALLETE, Inc.	20,100	1,032,135
Alpha Natural Resources, Inc. (a)	39,900	296,058
American Superconductor Corp. (a)	43,300	108,683
ARRIS Group, Inc.	47,400	782,574
Artisan Partners Asset Management, Inc.	7,700	287,210
Aruba Networks, Inc. (a)	28,600	643,214

Common Stocks	Shares	Value
United States (continued)
Axiall Corp.	22,243	$1,166,645
Bankrate, Inc. (a)(b)	55,028	741,777
BBCN Bancorp, Inc.	80,200	1,032,976
Bill Barrett Corp. (a)	15,000	297,900
BioMed Realty Trust, Inc.	47,600	1,071,476
Bravo Brio Restaurant Group, Inc. (a)	37,200	632,400
Cadence Design Systems, Inc. (a)	39,150	540,270
Celanese Corp., Class A	19,200	948,672
The Children’s Place Retail Stores, Inc. (a)	16,500	807,180
Constant Contact, Inc. (a)	91,674	1,339,357
Covanta Holding Corp.	36,650	733,000
DDR Corp.	77,900	1,428,686
Deckers Outdoor Corp. (a)	9,500	523,640
Discover Financial Services	18,200	796,068
Drew Industries, Inc.	12,500	451,250
DSP Group, Inc. (a)	84,700	683,529
DuPont Fabros Technology, Inc. (b)	18,525	465,719
Electronic Arts, Inc. (a)	66,100	1,164,021
Elizabeth Arden, Inc.	5,200	212,940
Endo Health Solutions, Inc.	31,269	1,145,696
Express, Inc. (a)	41,000	746,610
F5 Networks, Inc. (a)	15,500	1,184,665
Flowers Foods, Inc.	22,700	747,738
Foot Locker, Inc.	23,700	826,419
Forest City Enterprises, Inc., Class A (a)	66,031	1,232,799
The Fresh Market, Inc. (a)	7,996	327,276
FTI Consulting, Inc. (a)	4,522	149,769
Guess?, Inc.	10,650	294,792
Hanesbrands, Inc. (a)	9,700	486,552
Hospira, Inc. (a)	36,135	1,196,791
IAC/InterActiveCorp	7,200	338,904
IDEX Corp.	21,500	1,118,645
Informatica Corp. (a)	18,600	612,498
j2 Global, Inc.	28,000	1,139,600
Kennametal, Inc.	12,500	499,875
The KEYW Holding Corp. (a)	53,753	730,503
Kindred Healthcare, Inc. (a)	85,396	895,804
Leap Wireless International, Inc.	90,300	516,516
LKQ Corp. (a)	26,900	647,752
MannKind Corp. (b)	72,781	287,485
Manpower, Inc.	9,600	510,336
Merit Medical Systems, Inc. (a)	103,592	1,001,735
Mistras Group, Inc. (a)	20,000	379,000
Monotype Imaging Holdings, Inc.	15,300	354,807
Myriad Genetics, Inc. (a)	47,495	1,322,736
Nordson Corp.	15,900	1,104,891
NorthWestern Corp.	17,400	748,548
Nuance Communications, Inc. (a)	15,248	290,322
NuVasive, Inc. (a)	35,400	742,338
NV Energy, Inc.	36,900	798,147
Oasis Petroleum, Inc. (a)	28,700	982,401
Omnicare, Inc.	20,500	897,285
OSI Systems, Inc.	13,500	773,550
Pennsylvania Real Estate Investment Trust	43,879	909,612
Pinnacle Financial Partners, Inc. (a)(b)	49,800	1,208,646
Pinnacle Foods, Inc. (a)	18,800	448,756
PMC — Sierra, Inc. (a)	152,500	878,400
PNM Resources, Inc.	32,100	770,721
Polycom, Inc. (a)	8,600	90,300
PrivateBancorp, Inc.	59,000	1,131,620

See Notes to Financial Statements.

20	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	Global SmallCap Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
United States (concluded)
Procera Networks, Inc. (b)	41,500	$460,235
Proofpoint, Inc.	38,300	701,656
PVH Corp.	6,800	784,788
Rally Software Development Corp.	600	10,878
Regis Corp.	32,846	615,863
ResMed, Inc.	16,135	774,803
Responsys, Inc. (a)	23,257	180,707
Riverbed Technology, Inc.	10,200	151,460
Rock Tenn Co., Class A	6,400	640,896
SciQuest, Inc. (a)	24,154	552,160
Shutterfly, Inc. (a)(b)	9,600	427,488
SM Energy Co.	9,500	579,500
Spirit AeroSystems Holdings, Inc., Class A (a)	56,600	1,131,434
Steel Dynamics, Inc.	56,100	843,744
Support.com, Inc. (a)	140,750	561,593
Taylor Morrison Home Corp., Class A (a)	15,300	394,434
Teleflex, Inc.	12,734	994,907
Tenet Healthcare Corp. (a)	17,504	793,981
Terex Corp. (a)	17,600	503,360
TIBCO Software, Inc. (a)	61,800	1,199,538
Timken Co.	27,200	1,429,904
TRI Pointe Homes, Inc. (a)	5,736	108,984
Trimble Navigation Ltd. (a)	15,500	445,470
UGI Corp.	20,500	840,090
United Therapeutics Corp. (a)	13,987	934,052
Urban Outfitters, Inc. (a)	23,600	977,984
Vera Bradley, Inc. (a)(b)	34,700	791,854
WebMD Health Corp. (a)	21,700	524,055
Western Alliance Bancorp (a)(b)	102,421	1,506,613
Whiting Petroleum Corp. (a)	10,000	445,000
Wolverine World Wide, Inc.	14,900	711,773
Wright Medical Group, Inc. (a)	49,607	1,162,788

		73,672,164
Total Long-Term Investments (Cost — $110,811,736) — 97.4%		140,745,983

Short-Term Securities	Beneficial Interest (000)			Value
Money Market Funds — 4.5%
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	USD	6,520		$6,520,495

	Par (000)
Time Deposits
Europe — 0.0%
Citibank, New York, (0.01)%, 5/01/13	EUR	22		29,024
Hong Kong — 0.0%
Brown Brothers Harriman & Co., 0.01%, 5/01/13	HKD	90		11,566
New Zealand — 0.0%
Brown Brothers Harriman & Co., 1.40%, 5/01/13	NZD	—	(f)	15
Singapore — 0.0%
Brown Brothers Harriman & Co., 0.01%, 5/01/13	SGD	1		645
United Kingdom — 0.0%
Brown Brothers Harriman & Co., 0.07%, 5/01/13	GBP	3		4,477
United States — 1.8%
Brown Brothers Harriman & Co., 0.06%, 5/01/13	USD	2,538		2,537,523
Time Deposits — 1.8%				2,583,250
Total Short-Term Securities (Cost — $9,103,745) — 6.3%				9,103,745
Total Investments (Cost — $119,915,481) — 103.7%				149,849,728
Liabilities in Excess of Other Assets — (3.7)%				(5,356,257)

Net Assets — 100.0%				$144,493,471

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan. (c) Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2012	Net Activity	Beneficial Interest Held at April 30, 2013	Income
BlackRock Liquidity Series, LLC Money Market Series	$4,308,771	$2,211,724	$6,520,495	$113,617

(f)	Amount is less than $500.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	21

Schedule of Investments (continued)	Global SmallCap Portfolio

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	79,135	GBP	51,000	Royal Bank of Scotland Group Plc	5/01/13	$(86)
USD	74,844	JPY	7,317,000	Royal Bank of Scotland Group Plc	5/01/13	(213)
HKD	227,000	USD	29,247	Deutsche Bank AG	5/02/13	5
USD	30,528	DKK	173,770	Royal Bank of Canada	5/02/13	(168)
USD	71,085	EUR	54,000	Citigroup, Inc.	5/02/13	—
USD	45,026	GBP	29,000	Citigroup, Inc.	5/02/13	—
USD	98,743	JPY	9,691,101	Deutsche Bank AG	5/02/13	(668)
USD	17,898	TWD	527,670	Morgan Stanley	5/02/13	—
HKD	217,633	USD	28,044	Citigroup, Inc.	5/03/13	—
Total						$(1,130)

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine such industry subclassifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements.

22	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	Global SmallCap Portfolio

The following tables summarize the inputs used as of April 30, 2013 in determining the fair valuation of the Fund’s investments and derivative financial instruments:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Argentina	$606,090	—	—	$606,090
Australia	—	$3,114,320	—	3,114,320
Austria	—	401,044	—	401,044
Belgium	—	1,752,359	—	1,752,359
Bermuda	—	824,505	—	824,505
Brazil	757,731	—	—	757,731
Canada	5,412,288	—	—	5,412,288
China	357,120	796,780	—	1,153,900
Denmark	—	2,834,601	—	2,834,601
Finland	—	611,575	—	611,575
France	848,287	1,165,435	—	2,013,722
Germany	—	3,937,213	—	3,937,213
Hong Kong	—	3,946,124	—	3,946,124
India	396,611	3,602,898	—	3,999,509
Indonesia	—	529,469	—	529,469
Ireland	1,343,540	—	—	1,343,540
Isle of Man	188,896	—	—	188,896
Israel	1,033,728	—	—	1,033,728
Italy	—	1,868,361	—	1,868,361
Japan	—	5,826,593	—	5,826,593
Luxembourg	—	1,108,502	—	1,108,502
Malaysia	—	467,119	—	467,119
Netherlands	—	709,619	—	709,619
Norway	—	415,510	—	415,510
Philippines	251,134	—	—	251,134
Portugal	—	449,858	—	449,858
Singapore	837,352	1,494,054	—	2,331,406
South Korea	—	767,768	—	767,768
Spain	869,170	—	—	869,170
Switzerland	118,029	3,327,942	—	3,445,971
Taiwan	—	101,854	—	101,854
Thailand	—	458,909	—	458,909
United Arab Emirates	—	1,334,444	—	1,334,444
United Kingdom	1,830,585	10,376,402	—	12,206,987
United States	73,672,164	—	—	73,672,164
Short-Term Securities:
Money Market Funds	—	6,520,495	—	6,520,495
Time Deposits	—	2,583,250	—	2,583,250
Total	$88,522,725	$61,327,003	—	$149,849,728

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	23

Schedule of Investments (concluded)	Global SmallCap Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	$5	—	—	$5
Liabilities:
Foreign currency exchange contracts	(1,135)	—	—	(1,135)
Total	$(1,130)	—	—	$(1,130)

[1]    Derivative financial instruments are foreign currency exchange contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total
Assets:
Foreign currency at value	$157,792	—	—	$157,792
Liabilities:
Collateral on securities loaned at value	—	$(6,520,495)	—	(6,520,495)
Total	$157,792	$(6,520,495)	—	$(6,362,703)

Certain foreign securities are fair valued utilizing an external pricing service to reflect any significant market movements between the time the Fund values such foreign securities and the earlier closing of foreign markets. Such fair valuations are categorized as Level 2 in the disclosure hierarchy. As of April 30, 2012, there were securities with a value of $2,057,716 that were systematically fair valued due to significant market movements, but were not valued using systematic fair values as of April 30, 2013. Therefore, these securities were transferred from Level 2 to Level 1 during the period April 30, 2012 to April 30, 2013.

See Notes to Financial Statements.

24	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments April 30, 2013	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.8%
Spirit AeroSystems Holdings, Inc., Class A (a)	58,600	$1,171,414
Air Freight & Logistics — 0.3%
UTi Worldwide, Inc.	32,100	471,549
Airlines — 1.0%
Delta Air Lines, Inc. (a)	89,900	1,540,886
Auto Components — 0.5%
Lear Corp.	14,200	820,476
Automobiles — 0.3%
Thor Industries, Inc.	11,506	426,758
Biotechnology — 1.6%
Myriad Genetics, Inc. (a)	54,494	1,517,658
United Therapeutics Corp. (a)	14,965	999,363

		2,517,021
Capital Markets — 1.0%
Eaton Vance Corp.	9,600	382,848
Federated Investors, Inc., Class B	52,800	1,212,288

		1,595,136
Chemicals — 2.8%
Albemarle Corp.	22,500	1,378,125
Axiall Corp.	24,886	1,305,271
Huntsman Corp.	23,800	448,868
Rockwood Holdings, Inc.	17,000	1,103,130

		4,235,394
Commercial Banks — 6.7%
Associated Banc-Corp.	108,900	1,554,003
First Niagara Financial Group, Inc.	192,100	1,826,871
FirstMerit Corp.	53,800	921,594
Fulton Financial Corp.	98,000	1,083,880
Hancock Holding Co.	26,200	714,474
Huntington Bancshares, Inc.	100,900	723,453
Synovus Financial Corp.	201,100	540,959
TCF Financial Corp.	98,300	1,430,265
Webster Financial Corp.	25,900	605,283
Zions Bancorporation	36,900	908,478

		10,309,260
Commercial Services & Supplies — 0.6%
ACCO Brands Corp. (a)(b)	142,000	958,500
Communications Equipment — 0.2%
Polycom, Inc. (a)	34,000	357,000
Computers & Peripherals — 1.1%
Diebold, Inc.	28,700	840,623
NCR Corp. (a)	29,702	809,974

		1,650,597
Construction & Engineering — 1.2%
Jacobs Engineering Group, Inc. (a)	14,700	742,056
KBR, Inc.	34,300	1,031,744

		1,773,800
Construction Materials — 0.4%
Martin Marietta Materials, Inc.	6,100	616,039

Common Stocks	Shares	Value
Consumer Finance — 0.5%
Discover Financial Services	15,900	$695,466
Containers & Packaging — 2.3%
Owens-Illinois, Inc. (a)	47,800	1,256,184
Rock Tenn Co., Class A	22,700	2,273,178

		3,529,362
Diversified Consumer Services — 0.4%
Regis Corp.	31,309	587,044
Diversified Financial Services — 0.6%
Leucadia National Corp.	30,544	943,504
Electric Utilities — 4.6%
Hawaiian Electric Industries, Inc.	20,200	571,660
NV Energy, Inc.	93,100	2,013,753
OGE Energy Corp.	14,300	1,035,749
PNM Resources, Inc.	57,700	1,385,377
Westar Energy, Inc.	60,400	2,111,584

		7,118,123
Electrical Equipment — 0.5%
AMETEK, Inc.	19,725	803,005
Electronic Equipment, Instruments & Components — 1.2%
Arrow Electronics, Inc. (a)	24,500	961,135
Ingram Micro, Inc., Class A (a)	46,815	833,775

		1,794,910
Energy Equipment & Services — 3.7%
McDermott International, Inc. (a)	83,000	886,440
Oil States International, Inc. (a)(b)	21,000	1,876,560
Patterson-UTI Energy, Inc.	55,400	1,168,386
Superior Energy Services, Inc. (a)	66,300	1,829,217

		5,760,603
Food Products — 3.5%
Flowers Foods, Inc.	30,900	1,017,846
Ingredion, Inc.	11,600	835,316
The J.M. Smucker Co.	6,900	712,287
Pinnacle Foods, Inc. (a)	24,600	587,202
Smithfield Foods, Inc. (a)	49,500	1,267,200
Tyson Foods, Inc., Class A	41,200	1,014,756

		5,434,607
Gas Utilities — 1.3%
UGI Corp.	47,400	1,942,452
Health Care Equipment & Supplies — 3.1%
Alere, Inc. (a)	72,218	1,854,558
CareFusion Corp. (a)	70,737	2,365,445
Teleflex, Inc.	7,129	556,989

		4,776,992
Health Care Providers & Services — 5.0%
Omnicare, Inc.	70,282	3,076,243
Owens & Minor, Inc.	61,960	2,018,037
Tenet Healthcare Corp. (a)	55,473	2,516,255

		7,610,535
Hotels, Restaurants & Leisure — 1.1%
Brinker International, Inc.	11,866	461,587
Wyndham Worldwide Corp.	19,600	1,177,568

		1,639,155

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	25

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Household Durables — 1.9%
Jarden Corp. (a)	18,230	$820,532
Lennar Corp., Class A	16,490	679,718
NVR, Inc. (a)	920	947,600
Taylor Morrison Home Corp., Class A (a)	20,759	535,167

		2,983,017
Household Products — 1.2%
The Clorox Co.	5,600	483,000
Energizer Holdings, Inc.	14,300	1,381,237

		1,864,237
Insurance — 8.0%
Alleghany Corp. (a)	2,469	972,144
American Financial Group, Inc.	13,800	666,126
Arthur J Gallagher & Co.	31,000	1,315,950
Everest Re Group Ltd.	10,000	1,349,900
Fidelity National Financial, Inc., Class A	33,900	910,215
HCC Insurance Holdings, Inc.	18,400	783,840
Kemper Corp.	29,400	936,684
Old Republic International Corp.	113,700	1,534,950
Protective Life Corp.	53,942	2,053,033
W.R. Berkley Corp.	40,100	1,741,142

		12,263,984
IT Services — 0.5%
Amdocs Ltd.	20,800	742,560
Leisure Equipment & Products — 0.9%
Mattel, Inc.	31,200	1,424,592
Machinery — 4.4%
AGCO Corp.	10,800	575,100
Crane Co.	9,524	512,677
Dover Corp.	19,300	1,331,314
Kennametal, Inc.	13,200	527,868
Parker Hannifin Corp.	16,000	1,417,120
SPX Corp.	17,200	1,281,572
Timken Co.	21,200	1,114,484

		6,760,135
Metals & Mining — 1.5%
Carpenter Technology Corp.	15,200	683,392
Cliffs Natural Resources, Inc.	12,200	260,348
Steel Dynamics, Inc.	93,700	1,409,248

		2,352,988
Multi-Utilities — 0.9%
MDU Resources Group, Inc.	25,400	633,730
TECO Energy, Inc.	40,400	772,852

		1,406,582
Oil, Gas & Consumable Fuels — 5.1%
Africa Oil Corp. (a)	150,036	912,919
Arch Coal, Inc.	67,300	326,405
Bill Barrett Corp. (a)(b)	57,300	1,137,978
Oasis Petroleum, Inc. (a)(b)	48,774	1,669,534
SM Energy Co.	34,200	2,086,200
Whiting Petroleum Corp. (a)	36,600	1,628,700

		7,761,736

Common Stocks	Shares	Value
Paper & Forest Products — 0.5%
MeadWestvaco Corp.	21,100	$727,528
Pharmaceuticals — 3.1%
Endo Health Solutions, Inc. (a)	71,837	2,632,108
Hospira, Inc. (a)(b)	65,960	2,184,595

		4,816,703
Professional Services — 0.4%
FTI Consulting, Inc. (a)	4,051	134,169
Manpower, Inc.	10,200	542,232

		676,401
Real Estate Investment Trusts (REITs) — 5.2%
American Campus Communities, Inc.	46,703	2,084,822
BioMed Realty Trust, Inc.	42,681	960,749
CommonWealth REIT	54,159	1,209,371
Corporate Office Properties Trust (b)	39,159	1,135,219
DuPont Fabros Technology, Inc. (b)	79,553	1,999,962
Omega Healthcare Investors, Inc.	20,282	666,669

		8,056,792
Real Estate Management & Development — 1.3%
Forest City Enterprises, Inc., Class A (a)	109,448	2,043,394
Road & Rail — 0.8%
Con-way, Inc.	36,600	1,237,080
Semiconductors & Semiconductor Equipment — 2.5%
Fairchild Semiconductor International, Inc. (a)	58,900	759,810
Microchip Technology, Inc.	25,900	943,278
ON Semiconductor Corp. (a)	133,200	1,046,952
RF Micro Devices, Inc. (a)(b)	181,500	1,018,215

		3,768,255
Software — 4.5%
Check Point Software Technologies Ltd. (a)(b)	24,200	1,128,204
Compuware Corp. (a)	67,900	814,800
Electronic Arts, Inc. (a)	59,400	1,046,034
Informatica Corp. (a)	24,500	806,785
PTC, Inc. (a)	52,100	1,250,921
Synopsys, Inc. (a)	25,800	917,706
TIBCO Software, Inc. (a)	51,200	993,792

		6,958,242
Specialty Retail — 4.9%
Abercrombie & Fitch Co., Class A	15,323	759,408
Aeropostale, Inc. (a)(b)	62,000	908,920
American Eagle Outfitters, Inc.	35,037	681,470
Ascena Retail Group, Inc. (a)	29,800	551,300
Chico’s FAS, Inc.	40,500	739,935
Dick’s Sporting Goods, Inc.	21,200	1,019,720
Foot Locker, Inc.	18,200	634,634
OfficeMax, Inc.	43,758	503,655
Signet Jewelers Ltd.	10,084	693,073
Staples, Inc.	81,100	1,073,764

		7,565,879

See Notes to Financial Statements.

26	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Schedule of Investments (continued)	Mid Cap Value Opportunities Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods — 2.3%
Hanesbrands, Inc. (a)	28,100	$1,409,496
PVH Corp.	11,700	1,350,297
Wolverine World Wide, Inc.	15,000	716,550

		3,476,343
Thrifts & Mortgage Finance — 1.2%
New York Community Bancorp, Inc.	111,800	1,514,890
Washington Federal, Inc.	17,900	307,343

		1,822,233
Total Long-Term Investments
(Cost — $115,382,002) — 97.4%		149,788,269

Short-Term Securities	Beneficial Interest (000)	Value
Money Market Funds — 7.6%
BlackRock Liquidity Series, LLC Money Market Series, 0.22% (c)(d)(e)	$11,718	$11,718,291

	Par (000)
Time Deposits — 2.7%
Brown Brothers Harriman & Co., 0.06%, 5/01/13	4,039	4,039,218
Total Short-Term Securities
(Cost — $15,757,509) — 10.3%		15,757,509
Total Investments (Cost — $131,139,511) — 107.7%		165,545,778
Liabilities in Excess of Other Assets — (7.7)%		(11,804,789)

Net Assets — 100.0%		$153,740,989

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

(e)	Investments in issuers considered to be an affiliate of the Fund during the year ended April 30, 2013, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Beneficial Interest Held at April 30, 2012	Net Activity	Beneficial Interest Held at April 30, 2013	Income
BlackRock Liquidity Series, LLC Money Market Series	$4,496,641	$7,221,650	$11,718,291	$15,292

•	Foreign currency exchange contracts as of April 30, 2013 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation
USD	22,829	CAD	23,000	Citigroup, Inc.	5/02/13	$—

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. These definitions may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	27

Schedule of Investments (concluded)	Mid Cap Value Opportunities Portfolio

different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy as of April 30, 2013:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments[1]	$149,788,269	—	—	$149,788,269
Short-Term Securities:
Money Market Funds	—	$11,718,291	—	11,718,291
Time Deposits	—	4,039,218	—	4,039,218

Total	$149,788,269	$15,757,509	—	$165,545,778

[1]     See above Schedule of Investments for values in each industry.

Certain of the Fund’s assets and liabilities are held at carrying amount, which approximates fair value for financial statement purposes. As of April 30, 2013, such assets and liabilities are categorized within the disclosure hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency at value	$23,764	—	—	$23,764
Liabilities:
Collateral on securities loaned at value	—	$(11,718,291)	—	(11,718,291)

Total	$23,764	$(11,718,291)	—	$(11,694,527)

There were no transfers between levels during the year ended April 30, 2013.

See Notes to Financial Statements.

28	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Statements of Assets and Liabilities

April 30, 2013	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Assets
Investments at value — unaffiliated[1,2]	$591,762,061	$143,329,233	$153,827,487
Investments at value — affiliated[3]	—	6,520,495	11,718,291
Cash	17,845,751	—	—
Cash pledged for financial futures contracts	376,000	—	—
Cash pledged as collateral for swaps	435,000	—	—
Foreign currency at value[4]	—	157,792	23,764
Variation margin receivable	18,586	—	—
TBA sale commitments receivable	252,536,895	—	—
Investments sold receivable	355,919	1,987,527	351,926
Unrealized appreciation on foreign currency exchange contracts	—	5	—
Unrealized appreciation on swaps	234,311	—	—
Capital shares sold receivable	516,554	107,718	114,877
Interest receivable	868,561	—	—
Dividends receivable	239	206,046	52,415
Receivable from advisor	—	24,295	20,148
Swap premiums paid	2,777,729	—	—
Securities lending income receivable — affiliated	—	7,624	489
Prepaid expenses	1,395	8,475	7,040
Other assets	76,589	—	—

Total assets	867,805,590	152,349,210	166,116,437

Liabilities
Options written at value[5]	587,476	—	—
TBA sale commitments at value[6]	253,159,772	—	—
Cash collateral on securities loaned, at value	—	6,520,495	11,718,291
Investments purchased payable	358,862,611	972,698	167,413
Swap premiums received	14,584	—	—
Unrealized depreciation on foreign currency exchange contracts	—	1,135	—
Unrealized depreciation on swaps	755,679	—	—
Income dividends payable	252,051	—	—
Capital shares redeemed payable	1,558,046	234,612	423,535
Service and distribution fees payable	13,943	—	—
Investment advisory fees payable	97,884	—	—
Other affiliates payable	930	778	778
Officer’s and Trustees’ fees payable	2,255	5,010	4,935
Other accrued expenses payable	86,869	121,011	60,496

Total liabilities	615,392,100	7,855,739	12,375,448

Net Assets	$252,413,490	$144,493,471	$153,740,989

[1] Investments at cost — unaffiliated	$584,651,841	$113,394,986	$119,421,220
[2] Securities loaned at value	—	$6,269,747	$11,604,702
[3] Investments at cost — affiliated	—	$6,520,495	$11,718,291
[4] Foreign currency at cost	—	$156,616	$23,342
[5] Premiums received	$605,029	—	—
[6] Proceeds from TBA sale commitments	$252,536,895	—	—

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	29

Statements of Assets and Liabilities (concluded)

April 30, 2013	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Net Assets Consist of
Paid-in capital	$246,648,473	$118,128,168	$121,049,166
Undistributed (distributions in excess of) net investment income	(12,546)	(2,356,104)	411,906
Accumulated net realized gain (loss)	22,991	(1,213,721)	(2,126,772)
Net unrealized appreciation/depreciation	5,754,572	29,935,128	34,406,689

Net Assets	$252,413,490	$144,493,471	$153,740,989

Net asset value per share	—	$14.09	$14.10

Shares outstanding[7]	—	10,256,671	10,905,270

Net Asset Value
Institutional
Net assets	$204,545,814	—	—

Shares outstanding[7]	19,730,085	—	—

Net asset value	$10.37	—	—

Investor A
Net assets	$39,391,645	—	—

Shares outstanding[7]	3,806,803	—	—

Net asset value	$10.35	—	—

Investor C
Net assets	$8,476,031	—	—

Shares outstanding[7]	818,934	—	—

Net asset value	$10.35	—	—

[7]	Unlimited number of shares authorized, $0.01 par value.

See Notes to Financial Statements.

30	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Statements of Operations

Year Ended April 30, 2013	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio

Investment Income
Interest	$5,323,942	$639	—
Dividends	741	2,126,338	$2,271,146
Securities lending — affiliated	—	113,617	15,292
Foreign taxes withheld	—	(84,953)	—

Total income	5,324,683	2,155,641	2,286,438

Expenses
Investment advisory	969,337	1,145,997	908,139
Service — Investor A	45,037	—	—
Service and distribution — Investor C	41,971	—	—
Transfer agent	—	43,301	45,387
Transfer agent — Institutional	21,493	—	—
Transfer agent — Investor A	10,790	—	—
Transfer agent — Investor C	2,131	—	—
Professional	113,218	99,355	90,091
Registration	45,671	17,350	18,687
Accounting services	37,268	19,364	18,388
Custodian	35,142	77,416	15,978
Officer and Trustees	23,056	24,870	25,152
Printing	17,336	16,730	16,636
Miscellaneous	24,746	5,068	7,255

Total expenses excluding interest expense	1,387,196	1,449,451	1,145,713
Interest expense	30,557	—	—

Total expenses	1,417,753	1,449,451	1,145,713
Less fees waived and/or reimbursed by Manager	(91)	(1,449,451)	(1,145,713)
Less transfer agent fees reimbursed — Investor C	(12)	—	—

Total expenses after fees waived and reimbursed	1,417,650	—	—

Net investment income	3,907,033	2,155,641	2,286,438

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	4,245,185	9,380,490	13,288,219
Financial futures contracts	(646,210)	—	—
Foreign currency transactions	—	553	483
Options written	228,230	—	—
Borrowed bonds	(113)	—	—
Swaps	(343,801)	—	—

	3,483,291	9,381,043	13,288,702

Net change in unrealized appreciation/depreciation on:
Investments	3,926,769	7,996,738	8,853,349
Financial futures contracts	(286,892)	—	—
Foreign currency translations	—	(1,655)	422
Options written	210,046	—	—
Swaps	(654,431)	—	—

	3,195,492	7,995,083	8,853,771

Total realized and unrealized gain	6,678,783	17,376,126	22,142,473

Net Increase in Net Assets Resulting from Operations	$10,585,816	$19,531,767	$24,428,911

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	31

Statements of Changes in Net Assets

	BlackRock U.S. Mortgage Portfolio		Global SmallCap Portfolio		Mid Cap Value Opportunities Portfolio
	Year Ended April 30,		Year Ended April 30,		Year Ended April 30,
Increase (Decrease) in Net Assets:	2013	2012	2013	2012	2013	2012

Operations
Net investment income	$3,907,033	$6,072,502	$2,155,641	$1,915,904	$2,286,438	$1,870,507
Net realized gain	3,483,291	3,990,379	9,381,043	3,519,212	13,288,702	11,191,541
Net change in unrealized appreciation/depreciation	3,195,492	935,813	7,995,083	(15,551,824)	8,853,771	(12,968,632)

Net increase (decrease) in net assets resulting from operations	10,585,816	10,998,694	19,531,767	(10,116,708)	24,428,911	93,416

Dividends and Distributions to Shareholders From[1]
Net investment income	—	—	(4,644,978)	(2,993,869)	(2,145,512)	(2,180,012)
Net investment income:
Institutional	(5,298,854)	(6,130,806)	—	—	—	—
Investor A	(438,591)	(41,321)	—	—	—	—
Investor C	(75,602)	(9,644)	—	—	—	—
Tax return of capital:
Institutional	(820,120)	—	—	—	—	—
Investor A	(67,882)	—	—	—	—	—
Investor C	(11,701)	—	—	—	—	—
Net realized gain:
Institutional	(2,646,262)	(4,928,010)	—	—	—	—
Investor A	(308,691)	(57,834)	—	—	—	—
Investor C	(74,798)	(14,162)	—	—	—	—

Decrease in net assets resulting from dividends and distributions to shareholders	(9,742,501)	(11,181,777)	(4,644,978)	(2,993,869)	(2,145,512)	(2,180,012)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	99,012,104	11,321,523	(7,036,702)	2,702,878	(7,294,397)	(749,680)

Net Assets
Total increase (decrease) in net assets	99,855,419	11,138,440	7,850,087	(10,407,699)	14,989,002	(2,836,276)
Beginning of year	152,558,071	141,419,631	136,643,384	147,051,083	138,751,987	141,588,263

End of year	$252,413,490	$152,558,071	$144,493,471	$136,643,384	$153,740,989	$138,751,987

Undistributed (distributions in excess of)net investment income	$(12,546)	$(108,497)	$(2,356,104)	$(230,331)	$411,906	$270,497

[1]	Dividends and distributions are determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

32	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Financial Highlights	BlackRock U.S. Mortgage Portfolio

	Institutional[1]
	Year Ended April 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$10.31	$10.35	$10.39	$9.64	$9.88

Net investment income[2]	0.20	0.41	0.42	0.53	0.56
Net realized and unrealized gain (loss)	0.34	0.33	0.52	0.93	(0.26)

Net increase from investment operations	0.54	0.74	0.94	1.46	0.30

Dividends and distributions from:[3]
Net investment income	(0.29)	(0.42)	(0.39)	(0.54)	(0.54)
Tax return of capital	(0.05)	—	—	—	—
Net realized gain	(0.14)	(0.36)	(0.59)	(0.17)	—

Total dividends and distributions	(0.48)	(0.78)	(0.98)	(0.71)	(0.54)

Net asset value, end of year	$10.37	$10.31	$10.35	$10.39	$9.64

Total Investment Return[4]
Based on net asset value	5.39%	7.46%	9.41%	15.52%	3.26%

Ratios to Average Net Assets
Total expenses	0.63%	0.69%	0.72%	0.71%	0.83%

Total expenses after fees waived, reimbursed and paid indirectly	0.63%	0.69%	0.32%	0.01%	0.19%

Total expenses after fees waived, reimbursed and paid indirectly and excluding interest expense	0.61%	0.67%	0.31%	0.00%	0.00%

Net investment income	1.93%	4.00%	3.98%	5.18%	5.82%

Supplemental Data
Net assets, end of year (000)	$204,546	$149,024	$141,401	$129,514	$109,769

Portfolio turnover	3,166%[5]	2,842%[6]	1,651%[7]	1,371%[8]	1,642%[9]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Based on average shares outstanding.

[3]	Dividends and distributions are determined in accordance with federal income tax regulations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 2,169%.

[6]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,876%.

[7]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 916%.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 517%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 444%.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	33

Financial Highlights (concluded)	BlackRock U.S. Mortgage Portfolio

	Investor A1			Investor C1
	Year Ended April 30,		Period December 6, 2010[2] to April 30, 2011	Year Ended April 30,		Period December 6, 2010[2] to April 30, 2011
	2013	2012		2013	2012
Per Share Operating Performance
Net asset value, beginning of period	$10.29	$10.33	$10.85	$10.29	$10.33	$10.85

Net investment income[3]	0.14	0.40	0.15	0.06	0.30	0.12
Net realized and unrealized gain	0.37	0.31	0.01	0.37	0.33	0.06

Net increase from investment operations	0.51	0.71	0.16	0.43	0.63	0.18

Dividends and distributions from:[4]
Net investment income	(0.27)	(0.39)	(0.09)	(0.20)	(0.31)	(0.11)
Tax return of capital	(0.04)	—	—	(0.03)	—	—
Net realized gain	(0.14)	(0.36)	(0.59)	(0.14)	(0.36)	(0.59)

Total dividends and distributions	(0.45)	(0.75)	(0.68)	(0.37)	(0.67)	(0.70)

Net asset value, end of period	$10.35	$10.29	$10.33	$10.35	$10.29	$10.33

Total Investment Return[5]
Based on net asset value	5.08%	7.11%	1.84%[6]	4.31%	6.36%	1.54%[6]

Ratios to Average Net Assets
Total expenses	0.91%	0.94%	1.29%[7]	1.63%	1.71%	2.03%[7]

Total expenses after fees waived,reimbursed and paid indirectly	0.91%	0.94%	1.29%[7]	1.63%	1.70%	2.03%[7]

Total expenses after fees waived,reimbursed and paid indirectly and excluding interest expense	0.89%	0.92%	1.29%[7]	1.61%	1.68%	2.03%[7]

Net investment income	1.32%	4.18%	3.72%[7]	0.62%	3.27%	3.01%[7]

Supplemental Data
Net assets, end of period (000)	$39,392	$2,525	$10	$8,476	$1,008	$10

Portfolio turnover	3,166%[8]	2,842%[9]	1,651%[10,11]	3,166%[8]	2,842%[9]	1,651%[10,11]

[1]

On December 6, 2010, the BlackRock U.S. Mortgage Portfolio launched retail share classes — Investor A and Investor C Shares. In addition, the existing share class was redesignated as the Institutional Share class.

[2]	Commencement of operations.

[3]	Based on average shares outstanding.

[4]	Dividends and distributions are determined in accordance with federal income tax regulations.

[5]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[6]	Aggregate total investment return.

[7]	Annualized.

[8]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 2,169%.

[9]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 1,876%.

[10]	Includes mortgage dollar roll transactions; excluding these transactions the portfolio turnover would have been 916%.

[11]	Portfolio turnover is representative of the Fund for the entire year.

See Notes to Financial Statements.

34	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Financial Highlights	Global SmallCap Portfolio

	Year Ended April 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.66	$13.93	$11.53	$8.28	$12.38

Net investment income[1]	0.20	0.18	0.19	0.14	0.17
Net realized and unrealized gain (loss)	1.66	(1.17)	2.47	3.36	(3.93)

Net increase (decrease) from investment operations	1.86	(0.99)	2.66	3.50	(3.76)

Dividends and distributions from:[2]
Net investment income	(0.43)	(0.28)	(0.26)	(0.25)	(0.10)
Net realized gain	—	—	—	—	(0.24)

Total dividends and distributions	(0.43)	(0.28)	(0.26)	(0.25)	(0.34)

Net asset value, end of year	$14.09	$12.66	$13.93	$11.53	$8.28

Total Investment Return[3]
Based on net asset value	15.30%	(7.03)%	23.69%	42.81%	(31.22)%

Ratios to Average Net Assets
Total expenses	1.07%	1.14%	1.10%	1.16%	1.26%

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.60%	1.47%	1.67%	1.41%	1.79%

Supplemental Data
Net assets, end of year (000)	$144,493	$136,643	$147,051	$127,418	$109,239

Portfolio turnover	70%	79%	81%	81%	120%

[1]	Based on average shares outstanding.

[2]	Dividends and distributions are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	35

Financial Highlights	Mid Cap Value Opportunities Portfolio

	Year Ended April 30,
	2013	2012	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of year	$12.11	$12.33	$10.06	$6.78	$9.97

Net investment income[1]	0.20	0.16	0.19	0.15	0.15
Net realized and unrealized gain (loss)	1.98	(0.19)	2.27	3.26	(3.17)

Net increase (decrease) from investment operations	2.18	(0.03)	2.46	3.41	(3.02)

Dividends from net investment income[2]	(0.19)	(0.19)	(0.19)	(0.13)	(0.17)

Net asset value, end of year	$14.10	$12.11	$12.33	$10.06	$6.78

Total Investment Return[3]
Based on net asset value	18.26%	(0.10)%	24.81%	50.68%	(30.28)%

Ratios to Average Net Assets
Total expenses	0.82%	0.82%	0.82%	0.86%	0.86%

Total expenses after fees waived and reimbursed	0.00%	0.00%	0.00%	0.00%	0.00%

Net investment income	1.64%	1.43%	1.84%	1.78%	1.86%

Supplemental Data
Net assets, end of year (000)	$153,741	$138,752	$141,588	$124,072	$105,399

Portfolio turnover	57%	64%	64%	81%	179%

[1]	Based on average shares outstanding.

[2]	Dividends are determined in accordance with federal income tax regulations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

See Notes to Financial Statements.

36	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements

1. Organization and Significant Accounting Policies:

Managed Account Series (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (collectively, the “Funds” or individually, the “Fund”) are each a series of the Trust. The Funds are classified as diversified funds. Each Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. BlackRock U.S. Mortgage Portfolio offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A and Investor C Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

Investors may only purchase shares in Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio by entering into a wrap-fee program or other managed account. Participants in wrap-fee programs pay a single aggregate fee to the program sponsor for all costs and expenses of the wrap-fee programs including investment advice and portfolio execution.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of the Trust (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Trust for all financial instruments.

The Funds value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-

announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at NAV each business day.

The Funds value their investments in BlackRock Liquidity Series, LLC Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Funds may withdraw up to 25% of their investment daily, although the manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the

MANAGED ACCOUNT SERIES	APRIL 30, 2013	37

Notes to Financial Statements (continued)

market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deem relevant consistent with the principles of fair value measurement which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. A market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of each Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to affect the value of such instruments materially, those instruments may be Fair Value Assets and valued at their fair value, as determined in good faith by the Global Valuation Committee using a pricing service and/or policies approved by the Board. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Funds’ books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because that currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Funds do not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Funds report realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgage-Backed Securities: Certain Funds may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. In addition, the Funds may have to subsequently reinvest the Proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

Certain Funds may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Fred-die Mac and Fannie Mae, are not backed by or entitled to the full faith

38	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (continued)

and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: Certain Funds may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: Certain Funds may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Certain Funds also may invest in stripped mortgage-backed securities that are privately issued.

Borrowed Bond Agreements: Certain Funds may enter into borrowed bond agreements. In a borrowed bond agreement, the Funds borrow a bond from a counterparty in exchange for cash collateral with the commitment that the security and the cash will be returned to the counterparty and the Funds, respectively, at a mutually agreed upon rate and date. Certain agreements have no stated maturity and can be terminated by either party at any time. Borrowed bond agreements are entered into primarily in connection with short sales of bonds. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between the Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. Full realization of the collateral by the Fund may be limited if the value of an investment purchased with the cash collateral by the lender decreases. The Funds may also experience delays in gaining access to the collateral.

Short Sales: Certain Funds may enter into short sale transactions in which the Funds sell a security they do not hold in anticipation of a decline in the market price of that security. When the Funds make a short sale, they will borrow the security sold short (borrowed bond) and deliver the security to the counterparty to which they sold the security short. An amount equal to the proceeds received by the Funds is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. The Funds are required to repay the counterparty interest on the security sold short, which is shown as interest expense in the Statements of Operations. The Funds are exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of a theoretically unlimited loss since there is a theoretically unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which the Funds sold the security short, or a loss, unlimited as to the dollar amount, will be recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance the Funds will be able to close out a short position at a particular time or at an acceptable price.

Forward Commitments and When-Issued Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, the Funds are not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions, which is shown in the Schedules of Investments.

TBA Commitments: Certain Funds may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Funds generally enter into TBA commitments with the intent to

MANAGED ACCOUNT SERIES	APRIL 30, 2013	39

Notes to Financial Statements (continued)

take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage- backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Funds will not be entitled to receive interest and principal payments on the securities sold. The Funds account for mortgage dollar roll transactions as purchases and sales and realize gains and losses on these transactions. These transactions may increase a Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Funds are required to purchase may decline below the agreed upon repurchase price of those securities.

Treasury Roll Transactions: Certain Funds may enter into treasury roll transactions. In a treasury roll transaction, the Funds sell a Treasury security to a counterparty with a simultaneous agreement to repurchase the same security at an agreed upon price and future settlement date. The Funds receive cash from the sale of the Treasury security to use for other investment purposes. The difference between the sale price and repurchase price represents net interest income or net interest expense reflective of an agreed upon rate between the Funds and the counterparty over the term of the borrowing. For US GAAP purposes, a treasury roll transaction is accounted for as a secured borrowing and not as a purchase or sale. During the term of the borrowing, interest income from the Treasury security and the related interest expense on the secured borrowing is recorded by the Fund on an accrual basis. The Funds will benefit from the transaction if the income earned on the investment purchased with the cash received in the treasury roll transaction exceeds the interest expense incurred by the Funds. If the interest expense exceeds the income earned, the Funds’ net investment income and dividends to shareholders may be adversely impacted. Treasury roll transactions involve the risk that the market value of the securities that the Funds are required to repurchase may decline below the agreed upon repurchase price of those securities.

Reverse Repurchase Agreements: Certain Funds may enter into reverse repurchase agreements with qualified third party broker-dealers. In a reverse repurchase agreement, the Funds sell securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. Securities sold under reverse repurchase agreements are recorded as a liability in the Statements of Assets and Liabilities. Due to the short term nature of the reverse repurchase agreements, face value approximates fair value. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on these securities. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities that the Funds are obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted while the other party, or its trustee or receiver, determines whether or not to enforce the Funds’ obligation to repurchase the securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Funds either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts, foreign currency exchange contracts, swaps, and options written), or certain borrowings (e.g., reverse repurchase agreements and treasury roll transactions), the Funds will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on their books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, a Fund engaging in such transactions may have requirements to deliver/deposit securities to/with an exchange or broker-dealer as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, dividends and distributions paid by each Fund are recorded on the ex-dividend dates. For BlackRock U.S. Mortgage Portfolio, dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a nontaxable return of capital. Distributions in excess of a Fund’s taxable income and net capital gains, but not in excess of a Fund’s earnings and profits, will be taxable to shareholders as ordinary income and will not constitute a nontaxable return of capital. Capital losses carried forward from years beginning before 2011 do not reduce earnings and profits, even if such carried forward losses offset

40	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (continued)

current year realized gains. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Securities Lending: The Funds may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral. The initial collateral received by the Funds has a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. Securities lending income, as disclosed in the Statements of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Funds earn dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate this risk the Funds benefit from a borrower default indemnity provided by BlackRock, Inc. (“BlackRock”). BlackRock’s indemnity allows for full replacement of securities lent. The Funds also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended April 30, 2013, securities on loan were collateralized by cash.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended April 30, 2013. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In December 2011, the Financial Accounting Standards Board (the “FASB”) issued guidance that will expand current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for invest-

ments and derivative financial instruments subject to master netting or similar agreements which are eligible for offset in the Statements of Assets and Liabilities and will require an entity to disclose both gross and net information about such investments and transactions in the financial statements. In January 2013, the FASB issued guidance that clarifies which investments and transactions are subject to the offsetting disclosure requirements. The scope of the disclosure requirements for offsetting will be limited to derivative instruments, repurchase agreements and reverse repurchase agreements, and securities borrowing and securities lending transactions. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Funds’ financial statement disclosures.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Funds and other shared expenses pro rated to the Funds are allocated daily to each class based on their relative net assets or other appropriate methods.

The Funds have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to economically hedge their exposure to certain risks such as credit risk, interest rate risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Financial Futures Contracts: Certain Funds purchase and/or sell financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk). Financial futures contracts are agreements between a Fund and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, financial futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Upon entering into a financial futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for

MANAGED ACCOUNT SERIES	APRIL 30, 2013	41

Notes to Financial Statements (continued)

financial futures contracts. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Funds as unrealized appreciation or depreciation. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest or foreign currency exchange rates and the underlying assets.

Foreign Currency Exchange Contracts: Certain Funds enter into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Funds, help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the contract is closed, the Funds record a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to underlying instruments (including equity risk and/or interest rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised), the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. When the Funds purchase (write) an option, an amount equal to the premium paid (received) by the Funds is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Funds enter into a closing transaction), the Funds realize a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is “covered,” meaning that the Funds hold the under-

lying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that the Funds may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Funds purchasing or selling a security at a price different from the current market value.

Swaps: Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. These payments received or made by the Funds are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the swap. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract or centrally cleared (“centrally cleared swaps”). In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the “CCP”) and the Fund faces the CCP through a broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash pledged for centrally cleared swaps. Unlike a bilateral swap agreement, for centrally cleared swaps, the Fund has no credit exposure to the counterparty as the CCP stands between the Fund and the counterparty. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of centrally cleared swaps, if any, is recorded as a receivable or payable for variation margin in the Statements of Assets and Liabilities. When the swap is terminated, the Funds will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform

42	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (continued)

or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Funds will receive a payment from or make a payment to the counterparty.

•

Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time.

A derivative contract may suffer a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract. A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC options purchased, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty to perform. With exchange traded purchased options and futures and centrally cleared swaps, there is minimal counterparty credit risk to the Fund(s) since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. However, credit risk still exists in exchange traded futures and options and centrally cleared swaps with respect to initial and variation margin that is held in a broker’s customer accounts. While brokers are required to segregate customer margin from their own assets, in the event that a broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker for all its clients, US bankruptcy laws will typically allocate that shortfall on a pro rata basis across all the broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs OTC derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting) including the bankruptcy or insolvency of the counterparty. However, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker or clearinghouse for exchange traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps). Brokers can ask for margining in excess of the minimum in certain circumstances. Collateral terms

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Notes to Financial Statements (continued)

are contract specific for OTC derivatives (foreign currency exchange contracts, options and swaps). For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (e.g. $500,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. Each Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of April 30, 2013
	Asset Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Unrealized appreciation on swaps; Swap premiums paid; Investments at value — unaffiliated[1]	$436,821	—

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts	—	$5

Credit contracts	Swap premiums paid	2,719,561	—

Total		$3,156,382	$5

	Liability Derivatives
		BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/ depreciation[2] ; Unrealized depreciation on swaps; Swap premiums received; Options written at value	$914,218	—

Foreign currency exchange contracts	Unrealized depreciation on foreign currency exchange contracts	—	$1,135

Credit contracts	Unrealized depreciation on swaps	749,066	—

Total		$1,663,284	$1,135

[1]	Includes options purchased at value as reported in the Schedules of Investments.

[2]

Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statements of Operations Year Ended April 30, 2013
	Net Realized Gain (Loss) From
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Interest rate contracts:
Financial futures contracts	$(646,210)	—	—
Options[1]	97,850	—	—
Swaps	127,924	—	—
Foreign currency exchange contracts:
Foreign currency transactions	—	$67,205	$2,230
Credit contracts:
Swaps	(471,725)	—	—

Total	$(892,161)	$67,205	$2,230

Net Change in Unrealized Appreciation/Depreciation on
	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio
Interest rate contracts:
Financial futures contracts	$(286,892)	—
Options[1]	(140,109)	—
Swaps	96,810	—
Foreign currency exchange contracts:
Foreign currency translations	—	$(2,779)
Credit contracts:
Swaps	(751,241)	—

Total	$(1,081,432)	$(2,779)

[1]	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

44	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (continued)

For the year ended April 30, 2013, the average quarterly balances of outstanding derivative financial instruments were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Financial futures contracts:
Average number of contracts purchased	127	—	—
Average number of contracts sold	251	—	—
Average notional value of contracts purchased	$27,343,664	—	—
Average notional value of contracts sold	$33,480,649	—	—
Foreign currency exchange contracts:
Average number of contracts - US dollars purchased	—	4	1
Average number of contracts - US dollars sold	—	6	—
Average US dollar amounts purchased	—	$179,086	$5,707
Average US dollar amounts sold	—	$277,033	—
Options:
Average number of option contracts purchased	22	—	—
Average number of option contracts written	22	—	—
Average notional value of option contracts purchased	$5,403,750	—	—
Average notional value of option contracts written	$5,390,000	—	—
Average number of swaption contracts purchased	5	—	—
Average number of swaption contracts written	11	—	—
Average notional value of swaption contracts purchased	$19,037,500	—	—
Average notional value of swaption contracts written	$38,825,000	—	—
Credit default swaps:
Average number of contracts - buy protection	2	—	—
Average notional value - buy protection	$5,647,750	—	—
Interest rate swaps:
Average number of contracts - pays fixed rate	4	—	—
Average number of contracts - receives fixed rate	6	—	—
Average notional value - pays fixed rate	$44,780,500	—	—
Average notional value - receives fixed rate	$19,876,750	—	—
Total return swaps:
Average number of contracts	5	—	—
Average notional value	$1,740,250	—	—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) is the largest stockholder and an affiliate, for 1940 Act purposes, of BlackRock.

The Trust, on behalf of each Fund, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the opera-

tions of each Fund. For such services, each Fund paid the Manager a monthly fee based on a percentage of each Fund’s average daily net assets at the following annual rates:

		Investment Advisory Fee
Average Daily Net Assets	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
First $1 Billion	0.46%	0.85%	0.65%
$1 – $3 Billion	0.43%	0.80%	0.61%
$3 – $5 Billion	0.41%	0.77%	0.59%
$5 – $10 Billion	0.40%	0.74%	0.57%
Greater than $10 Billion	0.39%	0.72%	0.55%

The Manager has contractually agreed to waive and/or reimburse fees or expenses of BlackRock U.S. Mortgage Portfolio, excluding interest expense, dividend expense, income tax expense and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business, in order to limit expenses. The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to September 1, 2014 unless approved by the Board, including a majority of the Independent Trustees. The expense limitations as a percentage of average daily net assets are as follows:

Investor A	0.93%
Investor C	1.68%

The Manager has contractually agreed to waive all fees and pay or reimburse all operating expenses of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, excluding interest expense, dividend expense and income tax expense, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. This agreement has no fixed term. Although Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio do not compensate the Manager directly for its services under the Investment Advisory Agreement, because each of these Funds is an investment option for certain wrap-fee or other separately managed account program clients, the Manager may benefit from the fees charged to such clients who have retained the Manager’s affiliates to manage their accounts. The Manager waived fees for each Fund which are included in fees waived and/or reimbursed by Manager in the Statements of Operations. The waivers were as follows:

Investment Advisory Fee Waived
Global SmallCap Portfolio	$1,145,997
Mid Cap Value Opportunities Portfolio	$908,139

MANAGED ACCOUNT SERIES	APRIL 30, 2013	45

Notes to Financial Statements (continued)

In addition, for the year ended April 30, 2013, the Manager reimbursed each Fund’s operating expenses as follows, which are included in fees waived and/or reimbursed by Manager in the Statements of Operations:

Reimbursement from Manager
Global SmallCap Portfolio	$303,454
Mid Cap Value Opportunities Portfolio	$237,574

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees BlackRock U.S. Mortgage Portfolio pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with BlackRock U.S. Mortgage Portfolio’s investment in other affiliated investment companies, if any. These amounts are included in fees waived and/or reimbursed by Manager in the Statements of Operations.

The Manager, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a sub-advisory agreement with BlackRock Financial Management, LLC (“BFM”) and, on behalf of Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio, entered into sub-advisory agreements with BlackRock Investment Management, LLC (“BIM”). BFM and BIM are affiliates of the Manager. The Manager pays the sub-advisors for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Funds to the Manager.

For the year ended April 30, 2012, each Fund reimbursed the Manager for certain accounting services, which are included in accounting services in the Statements of Operations. The reimbursements were as follows:

BlackRock U.S. Mortgage Portfolio	$ 1,760
Global SmallCap Portfolio	$1,378
Mid Cap Value Opportunities Portfolio	$1,378

The Trust, on behalf of BlackRock U.S. Mortgage Portfolio, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, BlackRock U.S. Mortgage Portfolio pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A and Investor C shareholders.

For the year ended April 30, 2013, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of BlackRock U.S. Mortgage Portfolio’s Investor A Shares of $11,623.

For the year ended April 30, 2013, affiliates of BlackRock U.S. Mortgage Portfolio received CDSC’s as follows:

Investor C	$411

The Funds received an exemptive order from the SEC permitting them, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BIM as the securities lending agent. BIM may, on behalf of the Funds, invest cash collateral received by a Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates. As securities lending agent, BIM is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BIM does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BIM is disclosed in the Schedules of Investments, if any. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Funds retains 65% of securities lending income and pays a fee to BIM equal to 35% of such income. The share of income earned by the Funds on the reinvestment of cash collateral is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended April 30, 2013, BIM received securities lending agent fees related to securities lending agent activities for the Funds as follows:

Global SmallCap Portfolio	$64,056
Mid Cap Value Opportunities Portfolio	$8,460

Certain officers and/or Trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for compensation paid to the Trust’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended April 30, 2013, were as follows:

	Purchases	Sales
BlackRock U.S. Mortgage Portfolio	$8,465,562,323	$8,821,219,588
Global SmallCap Portfolio	$91,097,462	$99,929,505
Mid Cap Value Opportunities Portfolio	$78,219,301	$86,006,129

Purchases and sales of US government securities for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2013 were $71,117,209 and $81,065,327, respectively.

46	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (continued)

Purchases and sales of mortgage dollar rolls for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2013 were $2,688,099,777 and $2,690,342,516, respectively.

Transactions in options written for BlackRock U.S. Mortgage Portfolio for the year ended April 30, 2013, were as follows:

		Calls
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	—	$3,200	$170,760
Options written	—	32,100	249,818
Options closed	—	(17,950)	(172,035)
Options exercised	—	(1,200)	(59,520)

Outstanding options, end of year	—	$16,150	$189,023

		Puts
	Contracts	Notional (000)	Premiums Received
Outstanding options, beginning of year	88	$24,000	$415,448
Options written	172	33,300	407,681
Options expired	(88)	(2,000)	(125,998)
Options closed	(172)	(30,150)	(281,125)

Outstanding options, end of year	—	$25,150	$416,006

5. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of April 30, 2013 attributable to the accounting for swap agreements, foreign currency transactions, the characterization of expenses, the reclassification of distributions the sale of stock of passive foreign investment companies and income recognized from pass-through entities were reclassified to the following accounts:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Opportunities Portfolio
Undistributed (distribution in excess of) net investment income	$2,001,965	$363,564	$483
Undistributed net realized gain (loss)	$(2,001,965)	$(363,564)	$(483)

The tax character of distributions paid during the fiscal years ended April 30, 2013 and April 30, 2012 was as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Ordinary income
4/30/13	$8,563,074	$4,644,978	$2,145,512
4/30/12	11,181,777	2,993,869	2,180,012
Long-term capital gains
4/30/13	279,724	—	—
Tax return of capital
4/30/13	899,703	—	—
Total
4/30/13	$9,742,501	$4,644,978	$2,145,512

4/30/12	$11,181,777	$2,993,869	$2,180,012

As of April 30, 2013, the tax components of accumulated net earnings were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Undistributed ordinary income	—	$975,858	$402,259
Capital loss carryforwards	—	(108,326)	(1,211,990)
Net unrealized gains[1]	$6,030,185	25,497,771	33,501,554
Qualified late-year losses[2]	(265,168)	—	—

Total	$5,765,017	$26,365,303	$32,691,823

[1]

The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the tax deferral of losses on wash sales, the timing and recognition of partnership income, the realization for tax purposes of unrealized gains on investments in passive foreign investment companies and the realization for tax purposes of unrealized gains/losses on certain foreign currency contracts.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending April 30, 2014.

As of April 30, 2013, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires April 30,	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
2018	$108,326	$1,211,990

During the year ended April 30, 2013, the funds listed below utilized the following amounts of their respective capital loss carryforward.

Global SmallCap Portfolio	$7,343,657
Mid Cap Value Opportunities Portfolio	$13,180,148

MANAGED ACCOUNT SERIES	APRIL 30, 2013	47

Notes to Financial Statements (continued)

As of April 30, 2013, gross unrealized appreciation and gross depreciation based on cost for federal income tax purposes were as follows:

	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Tax cost	$584,669,227	$124,353,648	$132,044,646

Gross unrealized appreciation	$8,143,578	$31,173,927	$35,901,895
Gross unrealized depreciation	(1,050,744)	(5,677,847)	(2,400,763)

Net unrealized appreciation	$7,092,834	$25,496,080	$33,501,132

6. Borrowings:

The Funds, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $800 million credit agreement with a group of lenders, under which the Funds may borrow to fund shareholder redemptions. The agreement expires in April 2014. Excluding commitments designated for a certain individual fund, other Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $500 million, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.065% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) the one-month LIBOR plus 0.80% per annum or (b) the Fed Funds rate plus 0.80% per annum on amounts borrowed. Participating Funds paid administration and arrangement fees, which, along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. The Funds did not borrow under the credit agreements during the year ended April 30, 2013.

For the year ended April 30, 2013, the BlackRock U.S. Mortgage Portfolio’s daily average amount of outstanding transactions considered as borrowings from reverse repurchase agreements and treasury roll transactions was approximately $10,147,671 and the daily weighted average interest rate was 0.30%.

7. Concentration, Market and Credit Risk:

In the normal course of business, the Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Funds; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Funds may be exposed to counterparty credit risk, or the risk that an entity with which the Funds have unsettled or open transactions may fail to or be unable to perform on its commitments. The Funds manage counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Funds’ Statements of Assets and Liabilities, less any collateral held by the Funds.

BlackRock U.S. Mortgage Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

Global SmallCap Portfolio invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of several Euro-pean countries, including Greece, Ireland, Italy, Portugal and Spain. As of April 30, 2013, these events have adversely affected the exchange rate of the euro and may continue to spread to other countries in Europe, including countries that do not use the euro. These events may affect the value and liquidity of certain of Global SmallCap Portfolio’s investments.

As of April 30, 2013, Mid Cap Value Opportunities Portfolio invested a significant portion of its assets in securities in the financials sector. Changes in economic conditions affecting the financials sector would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

As of April 30, 2013, Global SmallCap Portfolio had the following industry classifications:

Industry	Percent of Long-Term Investments
Oil, Gas & Consumable Fuels	6%
Machinery	6%
Commercial Banks	6%
Textiles, Apparel & Luxury Goods	5%
Other[1]	77%

[1]	All other industries held were each less than 5% of long-term investments.

48	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Notes to Financial Statements (concluded)

8. Capital Shares Transactions:

Transactions in capital shares for each Class were as follows:

	Year Ended April 30, 2013		Year Ended April 30, 2012
BlackRock U.S. Mortgage Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	9,619,055	$99,605,989	4,962,160	$50,866,854
Shares issued in reinvestment of dividends and distributions	269,569	2,791,124	90,851	923,062
Shares redeemed	(4,614,294)	(47,740,027)	(4,259,787)	(43,977,943)

Net increase	5,274,330	$54,657,086	793,224	$7,811,973

Investor A
Shares sold	4,387,338	$45,445,595	247,209	$2,540,780
Shares issued in reinvestment of dividends and distributions	78,679	812,455	9,739	98,096
Shares redeemed	(904,607)	(9,379,444)	(12,477)	(126,428)

Net increase	3,561,410	$36,878,606	244,471	$2,512,448

Investor C
Shares sold	769,801	$7,980,786	95,948	986,331
Shares issued in reinvestment of dividends and distributions	14,905	153,913	1,860	18,717
Shares redeemed	(63,725)	(658,287)	(777)	(7,946)

Net increase	720,981	$7,476,412	97,031	$997,102

Total Net Increase	9,556,721	$99,012,104	1,134,726	$11,321,523

Global SmallCap Portfolio
Shares sold	1,746,129	$22,179,398	2,343,299	$28,119,577
Shares redeemed	(2,282,054)	(29,216,100)	(2,103,951)	(25,416,699)

Net increase (decrease)	(535,925)	$(7,036,702)	239,348	$2,702,878

Mid Cap Value Opportunities Portfolio
Shares sold	1,951,042	$23,969,841	2,212,112	$24,763,827
Shares redeemed	(2,502,059)	(31,264,238)	(2,240,694)	(25,513,507)

Net decrease	(551,017)	$(7,294,397)	(28,582)	$(749,680)

At April 30, 2013, shares owned by affiliates of BlackRock U.S. Mortgage Portfolio were as follows:

Shares
Investor A	922
Investor C	922

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	49

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managed Account Series and the Shareholders of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio:

We have audited the accompanying statements of assets and liabilities of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio (the “Funds”) as of April 30, 2013, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock U.S. Mortgage Portfolio, Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio as of April 30, 2013, the results of their operations, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Philadelphia, Pennsylvania

June 24, 2013

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid by the Funds during the fiscal year ended April 30, 2013.

	Payable Date/ Month(s) Paid	BlackRock U.S. Mortgage Portfolio	Global SmallCap Portfolio	Mid Cap Value Opportunities Portfolio
Qualified Dividend Income for Individuals	7/20/12	—	18.10%	100.00%
	12/13/12	—	66.36%	81.26%
Dividends Qualifying for the Dividend Received Deduction for Corporations	7/20/12	—	5.64%	100.00%
	12/13/12	—	29.98%	81.57%
Interest-Related Dividends and Short-Term Capital Gain Dividends for Non-U.S. Residents[1]	5/01/12—12/31/12	97.08%	—	—
	1/01/13—04/30/13	100.00%	—	—

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from US withholding tax for nonresident aliens and foreign corporations.

50	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Officers and Trustees

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Robert M. Hernandez 55 East 52nd Street New York, NY 10055 1944	Chairman of the Board and Trustee	Since 2004	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 84 Portfolios	ACE Limited (insurance company); Eastman Chemical Company; RTI International Metals, Inc. (metals)
Fred G. Weiss 55 East 52nd Street New York, NY 10055 1941	Vice Chairman of the Board and Trustee	Since 2007	Managing Director, FGW Associates (consulting and investment company) since 1997; Director and Treasurer Michael J. Fox Foundation for Parkinson’s Research since 2000; Director, BTG International Plc (medical technology commercialization company) from 2001 to 2007.	28 RICs consisting of 84 Portfolios	Actavis, Inc. (pharmaceuticals)
James H. Bodurtha 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) since 1996 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980.	28 RICs consisting of 84 Portfolios	None
Bruce R. Bond 55 East 52nd Street New York, NY 10055 1946	Trustee	Since 2005	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 84 Portfolios	None
Donald W. Burton 55 East 52nd Street New York, NY 10055 1944	Trustee	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest from 2006 to 2012.	28 RICs consisting of 84 Portfolios	None
Honorable Stuart E. Eizenstat 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2004	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) since 2007; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2010.	28 RICs consisting of 84 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Kenneth A. Froot 55 East 52nd Street New York, NY 10055 1957	Trustee	Since 2007	Professor, Harvard University since 1992.	28 RICs consisting of 84 Portfolios	None
John F. O’Brien 55 East 52nd Street New York, NY 10055 1943	Trustee	Since 2007	Chairman of the Corporation, Woods Hole Oceanographic Institute since 2009 and Trustee thereof from 2003 to 2009; Director, Ameresco, Inc. (energy solutions company) from 2006 to 2007.	28 RICs consisting of 84 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)
Roberta Cooper Ramo 55 East 52nd Street New York, NY 10055 1942	Trustee	Since 2007	Shareholder and attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Chairman of the Board, Cooper’s Inc., (retail) since 1999; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008.	28 RICs consisting of 84 Portfolios	None

MANAGED ACCOUNT SERIES	APRIL 30, 2013	51

Officers and Trustees (continued)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past 5 Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
David H. Walsh 55 East 52nd Street New York, NY 10055 1941	Trustee	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, Ruckelshaus Institute and Haub School of Natural Resources at the University of Wyoming from 2006 to 2008; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 84 Portfolios	None

[1] Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation or removal as provided by the Trust’s by-laws or charter or statute. In no event may an Independent Trustee hold office beyond December 31 of the year in which he or she turns 74.

[2] Date shown is the earliest date a person has served for the Trust covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s board in 2007, those Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Kenneth A. Froot, 2005; Robert M. Hernandez, 1996; John F. O’Brien, 2004; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director of BlackRock and Head of U.S. Mutual Funds since 2011; Chair of the U.S. Mutual Funds Committee reporting to the Global Executive Committee since 2011; Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	155 RICs consisting of 282 Portfolios	None
Laurence D. Fink 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2004	Chairman and Chief Executive Officer of BlackRock since its formation in 1998 and of BlackRock’s predecessor entities since 1988 and Chairman of the Executive and Management Committees; Formerly Managing Director, The First Boston Corporation, Member of its Management Committee, Co-head of its Taxable Fixed Income Division and Head of its Mortgage and Real Estate Products Group; Chairman of the Board of several of BlackRock’s alternative investment vehicles; Director of several of BlackRock’s offshore funds; Member of the Board of Trustees of New York University, Chair of the Financial Affairs Committee and a member of the Executive Committee, the Ad Hoc Committee on Board Governance, and the Committee on Trustees; Co-Chairman of the NYU Hospitals Center Board of Trustees, Chairman of the Development/Trustee Stewardship Committee and Chairman of the Finance Committee; Trustee, The Boys’ Club of New York.	28 RICs consisting of 84 Portfolios	BlackRock
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	155 RICs consisting of 282 Portfolios	None

[3] Messrs. Audet and Fink are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Directors of the BlackRock registered closed-end funds and Directors of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

52	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Officers and Trustees (concluded)

Name, Address, and Year of Birth	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years
Trust Officers[1]
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Benjamin Archibald 55 East 52nd Street New York, NY 10055 1975	Secretary	Since 2012	Director of BlackRock since 2010; Assistant Secretary to the funds from 2010 to 2012; General Counsel and Chief Operating Officer of Uhuru Capital Management from 2009 to 2010; Executive Director and Counsel of Goldman Sachs Asset Management from 2005 to 2009.

[1] Officers of the Trust serve at the pleasure of the Board.

Further information about the Trust’s Officers and Trustees is available in the Trust’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

Investment Advisor BlackRock Advisors, LLC Wilmington, DE 19809	Custodians The Bank of New York Mellon[2] New York, NY 10286	Accounting Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Fund 100 Bellevue Parkway Wilmington, DE 19809

Sub-Advisors BlackRock Financial Management, Inc.[2] New York, NY 10055	Brown Brothers Harriman & Co.[3] Boston, MA 02109	Distributor BlackRock Investments, LLC New York, NY 10022	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

BlackRock Investment Management, LLC[3] Princeton, NJ 08540	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809

[2]	For BlackRock U.S. Mortgage Portfolio.
[3]	For Global SmallCap Portfolio and Mid Cap Value Opportunities Portfolio.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	53

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Funds’ website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Funds’ electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly With BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/ edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Funds will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Funds at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http:// www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http:// www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http:// www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plan

Investor Class shareholders of BlackRock U.S. Mortgage Portfolio can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

54	MANAGED ACCOUNT SERIES	APRIL 30, 2013

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

MANAGED ACCOUNT SERIES	APRIL 30, 2013	55

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Disciplined Small Cap Core Fund

BlackRock Emerging Markets Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Flexible Equity Fund

BlackRock Focus Growth Fund

BlackRock Global Dividend Income Portfolio

BlackRock Global Long/Short Equity Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Long-Horizon Equity Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Real Estate Securities Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Taxable Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock CoreAlpha Bond Fund

BlackRock Emerging Market Local Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Secured Credit Portfolio

BlackRock Short Obligations Fund

BlackRock Short-Term Treasury Fund

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock U.S. Government Bond Portfolio

BlackRock U.S. Mortgage Portfolio

BlackRock Ultra-Short Obligations Fund

BlackRock World Income Fund

Municipal Fixed Income Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Mixed Asset Funds

BlackRock Balanced Capital Fund	LifePath Active Portfolios		LifePath Index Portfolios
BlackRock Emerging Market Allocation Portfolio	2015	2040	Retirement	2040
BlackRock Global Allocation Fund	2020	2045	2020	2045
BlackRock Managed Volatility Portfolio	2025	2050	2025	2050
BlackRock Multi-Asset Income Portfolio	2030	2055	2030	2055
BlackRock Multi-Asset Real Return Fund	2035		2035
BlackRock Strategic Risk Allocation Fund

BlackRock Prepared Portfolios	LifePath Portfolios
Conservative Prepared Portfolio	Retirement	2040
Moderate Prepared Portfolio	2020	2045
Growth Prepared Portfolio	2025	2050
Aggressive Growth Prepared Portfolio	2030	2055
	2035

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

56	MANAGED ACCOUNT SERIES	APRIL 30, 2013

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

Shares of each Fund, except BlackRock U.S. Mortgage Portfolio, may be purchased and held only by or on behalf of separately managed account clients who have retained BlackRock Advisors, LLC or an affiliate (“BlackRock”) to manage their accounts pursuant to an investment management agreement with BlackRock and/or a managed account program sponsor.

#MAS-4/13-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of trustees (the “board of trustees”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez

Fred G. Weiss

Stuart E. Eizenstat

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of trustees in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End

Global SmallCap Portfolio	$28,463	$28,200	$0	$0	$16,900	$12,400	$0	$0
Mid Cap Value Opportunities Portfolio	$28,163	$27,900	$0	$0	$12,850	$12,350	$0	$0
BlackRock U.S. Mortgage Portfolio	$34,263	$34,000	$0	$0	$14,550	$29,550	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,865,000	$2,970,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

2 The nature of the services includes tax compliance, tax advice and tax planning.

3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End

Global SmallCap Portfolio	$16,900	$12,400
Mid Cap Value Opportunities Portfolio	$12,850	$12,350

BlackRock U.S. Mortgage Portfolio	$14,550	$29,550

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,865,000 and $2,970,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments (a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Managed Account Series

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 2, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
Managed Account Series

Date: July 2, 2013

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
Managed Account Series

Date: July 2, 2013